UNITED STATES

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Washington, D.C. 20549

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JONES LANG LASALLE INCORPORATED

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Notice of 2020 Annual Meeting of Shareholders and Proxy Statement

Jones Lang LaSalle Incorporated

20

April 17, 2020

Dear Fellow Shareholders:

You are invited to attend the 2020 Annual Meeting of Shareholders of Jones Lang LaSalle Incorporated which is currently scheduled to take place on Thursday, May 28, 2020, beginning at 9:00 a.m., local time, at the JLL office located at 200 E. Randolph, Chicago, Illinois.

JLL is actively monitoring coronavirus (COVID-19) developments, related guidance issued by public health authorities, and the protocols imposed by federal, state, and local governments. The health and well-being of our employees and shareholders are paramount. If it is determined that a change in the date, time, or location of the 2020 Annual Meeting or a change to a virtual meeting format is advisable or required, we will announce the decision to do so in advance through a press release, and details on how to participate will be available on the Investor Relations page of our website at www.ir.jll.com. If you are planning to attend our meeting, please check the website regularly.

At this year’s meeting, we will vote on the following proposals:

●

Election of twelve Directors identified in the 2020 Proxy Statement;

●

Approval, by non-binding vote, of JLL's executive compensation (say-on-pay); and

●

Ratification of the appointment of KPMG LLP as JLL’s independent registered public accounting firm for 2020.

Meeting Attendance and Voting

Your vote is very important to us. Whether or not you plan to attend the 2020 Annual Meeting, please cast your vote as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet, by telephone or by mail, as promptly as possible.

We expect to mail the Notice of Internet Availability to our shareholders on or about April 17, 2020. The proxy materials we furnish on the Internet include our 2020 Proxy Statement and our 2019 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2019.

We appreciate your continued interest in JLL.

Sincerely,

Chairman of the Board of Directors

Chief Executive Officer

JLL❘ 2020 Proxy Statement 1

Notice of Annual Meeting

of Shareholders

When	Where	Record Date
Thursday, May 28, 2020 9:00 a.m., Central Time	JLL Chicago Office 200 E. Randolph Drive Chicago, Illinois 60601	Shareholders as of April 3, 2020 are entitled to vote

Important information regarding meeting attendance and location

JLL is actively monitoring coronavirus (COVID-19) developments, related guidance issued by public health authorities, and the protocols imposed by federal, state, and local governments. The health and well-being of our employees and shareholders are paramount. If it is determined that a change in the date, time, or location of the 2020 Annual Meeting of Shareholders or a change to a virtual meeting format is advisable or required, an announcement of such changes will be made as promptly as possible through a press release and on the Investor Relations page of our website at www.ir.jll.com. If you are planning to attend our meeting, please check the website regularly.

Items of business

At the 2020 Annual Meeting of Shareholders of Jones Lang LaSalle Incorporated (JLL or the Company), shareholders will be asked to vote on the following proposals:

1.

Election of the twelve Director nominees identified in the 2020 Proxy Statement;

2.

Approval, on an advisory basis, of our executive compensation (known as “say-on-pay”); and

3.

Ratification of the appointment of KPMG LLP as JLL’s independent registered public accounting firm for the year ending December 31, 2020.

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Other Important Information

We will permit only shareholders of record of JLL common stock (NYSE:JLL) as of the close of business on Friday, April 3, 2020, or individuals holding proxies from those shareholders, to attend the Annual Meeting. A list of these shareholders is available at our offices in Chicago, Illinois.

We will provide the Notice of Internet Availability, electronic delivery of the proxy materials or mailing of the 2020 Proxy Statement, the 2019 Annual Report on Form 10-K and a proxy card to shareholders beginning on or about April 17, 2020.

Your vote is very important. Even if you plan to attend the Annual Meeting, please cast your vote, as instructed in the Notice of Internet Availability or proxy card, as soon as possible.

By Order of the Board of Directors

Global Chief Legal Officer and Corporate Secretary

April 17, 2020

How to vote in advance of the meeting
By phone	By internet	By mail	In person
You can vote your shares by calling 1-800-690-6903 (toll-free in the U.S. and Canada).	Go to www.proxyvote.com and follow the instructions.	By mail (if you received a paper copy of the proxy materials): mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope.	If you attend the 2020 Annual Meeting you may vote in person even if you gave your proxy beforehand.

jll.com	JLL❘ 2020 Proxy Statement 2

Table of contents

Proxy Statement Summary	7
Corporate Governance	11
Proposal 1 - Election of Directors	12
How we select Directors	12
Summary of Board nominee experience and skills	13
Our 2020 Director nominees	14
Shareholder recommendations	17
Proxy access	17
Majority voting	17
Corporate governance principles and Board matters	17
Key governance documents and policies	17
Director independence	18
Board leadership structure	18
Board committees	18
Director attendance	20
Director orientation and continuing education	20
Annual Board self-assessments and senior management evaluations	20
The Board’s role in enterprise risk oversight	21
Shareholder engagement	21
Corporate sustainability	22
Communicating with our Board	22
Review and approval of transactions with interested persons	23
Prohibition on insider trading, pledging or hedging	23
Non-Executive Director compensation	23
Executive officers	27
Executive Compensation	29
Proposal 2 - Advisory approval of executive compensation	30
Compensation discussion and analysis	30
Executive summary	31
How we make compensation decisions	33
Competitive assessment	35
2019 base salary decisions	35
2019 Annual Incentive Plan	36
2019 GEB Long-Term Incentive Plan	40
Severance arrangements for NEOs	42
Additional information	42
Compensation Committee report	44
Executive compensation tables	45
Security Ownership	57
Audit Matters	61
Proposal 3 – Ratification of appointment of independent registered public accounting firm	62
Additional Information	65
Questions and answers about the proxy materials and our 2020 Annual Meeting	66
Annexes	71
Annex A Reconciliation of GAAP and Non-GAAP Financial Measures	72
Annex B Pay ratio excluded employees	76

JLL❘ 2020 Proxy Statement 3

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About JLL

Who we are

We’re here to create rewarding opportunities and amazing spaces around the globe where people can achieve their ambitions. In doing so, we are building a better tomorrow for our clients, our people and our communities.

We’re a world leader in real estate services, powered by an entrepreneurial spirit. We want the most ambitious clients to work with us, and the most ambitious people to work for us. It’s as simple as that.

We buy, build, occupy, and invest in a variety of assets including industrial, commercial, retail, residential, and hotel real estate. From tech startups to global firms, our clients span industries including banking, energy, healthcare, law, life sciences, manufacturing, and technology.

What we do

To address the needs of real estate owners, occupiers and investors, we leverage our deep real estate expertise and experience to provide clients with a full range of the following services on a local, regional and global scale.

Leasing Full-service brokerage between tenants and landlords	Capital Markets Investment sales and acquisitions, debt placement, equity placement, and financing arrangements	Advisory, Consulting & Other Workplace strategy, digital solutions, valuation, consulting and advisory

Property & Facility Management Management and outsourcing of properties and real estate portfolios	Project & Development Services Design and management of real estate projects including fit-out services	LaSalle Real estate investment management

Our organizational purpose

We shape the future of real estate for a better world

jll.com	JLL❘ 2020 Proxy Statement 4

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2019 Business highlights

Revenue	Fee Revenue*	Net Income attributable to common shareholders
$18 billion	$7.1 billion	$534.4 million
+12% from 2018	+12% from 2018	+11% from 2018

LaSalle

Assets under management of $67.6 billion at year-end, an increase of 12% from 2018. LaSalle raised $8 billion in 2019, with just under 50% of the new capital representing cross-border investment.

	Corporate Solutions Provided property and integrated facility management services for 5 billion square feet of clients' real estate.	Leasing Completed approximately 39,000 leasing transactions for landlord and tenant clients, representing nearly 900 million square feet of space.

JLL Technologies	Capital Markets	Investment-grade credit ratings

In October 2019, we announced the creation of JLL Technologies, a new business division, that will align and expand our technology and digital initiatives, as well as accelerate innovation in commercial real estate for our investor and occupier clients.

On July 1, 2019, we acquired HFF, Inc., regarded as one of the premier capital markets advisors in the industry. The acquisition, the largest in our history, greatly expanded our ability to provide world-class capital markets services and expertise to our clients, in particular in the United States. In 2019, we provided capital markets services for $278 billion of client transactions.

BBB+ with Standard & Poor’s Ratings Services Baa1 with Moody’s Investors Service, Inc.
*

Fee Revenue is a non-GAAP financial measure, which is described in more detail in Annex A to this Proxy Statement. See Annex A to this Proxy Statement for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

2019 Revenue Breakdown

JLL❘ 2020 Proxy Statement 5

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Corporate sustainability

We partner with our stakeholders to drive innovative, impactful, sustainable change by embedding sustainability into everything we do. JLL's most recent Global Sustainability Report is available on the Sustainability page of our website at https://www.us.jll.com/en/about-jll/our-sustainability-leadership. In the report you can find the latest information on JLL’s sustainability efforts including our Task Force for Climate-related Financial Disclosure reporting, our Sustainability Accounting Standards Board disclosures, progress with setting our Science-Based Targets, and progress against our global sustainability goals.

In 2019, we earned numerous awards and recognitions that reflect our commitment to sustainability, the quality of the services we provide to our clients, the integrity of our people, and our desirability as a place to work.

●

Dow Jones Sustainability Index North America for the 4th successive year

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2019 ENERGY STAR Partner of the Year — Sustained Excellence Award for the 8th successive year

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World’s Most Ethical Companies, Ethisphere Institute for the 13th successive year

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An America's most JUST company on the Forbes' “JUST 100” for the 3rd successive year

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One of Working Mother's 100 Best Companies for the 3rd successive year

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Perfect score on the Human Rights Campaign Foundation’s Corporate Equality Index for the 5th successive year

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World’s Most Admired Companies Fortune Magazine for the 3rd successive year

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One of Global Outsourcing 100 by the International Association of Outsourcing Professionals for the 11th successive year

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One of the Top 70 Companies for Executive Women by the National Association for Female Executives for the 4th successive year

jll.com	JLL❘ 2020 Proxy Statement 6

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Proxy Statement Summary

This summary highlights certain information from this Proxy Statement and does not contain all the information that you should consider. You should read the entire Proxy Statement before voting your shares. For more complete information regarding JLL’s 2019 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2019.

When	Where	Record Date
Thursday, May 28, 2020 9:00 a.m., Central Time	JLL Chicago Office 200 E. Randolph Drive Chicago, Illinois 60601	Shareholders as of April 3, 2020 are entitled to vote

Important information regarding meeting attendance and location

JLL is actively monitoring coronavirus (COVID-19) developments, related guidance issued by public health authorities, and the protocols imposed by federal, state and local governments. The health and well-being of our employees and shareholders are paramount. If it is determined that a change in the date, time, or location of the 2020 Annual Meeting of Shareholders or a change to a virtual meeting format is advisable or required, an announcement of such changes will be made as promptly as possible through a press release and on the Investor Relations page of our website at www.ir.jll.com. If you are planning to attend our meeting, please check the website regularly.

Shareholder voting matters and recommendations

The following table summarizes the items that will be brought for a vote of our shareholders at the 2020 Annual Meeting, along with our voting recommendations.

Proposal	Vote Required to Adopt the Proposal	Board Recommends	Reasons for Recommendation	More Information
1. Election of the twelve nominees to serve one-year terms on our Board of Directors	Majority of votes cast with respect to each nominee	For each nominee	The Board believes the twelve Board nominees possess the skills, experience, and diversity to provide strong oversight for JLL’s long-term strategy and operations	See page 12
2. Approval, on an advisory basis, of our executive compensation (say-on-pay)	Majority of votes cast	For	Our executive compensation programs demonstrate our pay-for-performance philosophy and reflect the input of shareholders	See page 30
3. Ratification of the appointment of KPMG LLP as JLL’s independent registered public accounting firm for the year ending December 31, 2020	Majority of votes cast	For	Based on its assessment of KPMG LLP’s qualifications and performance, the Audit Committee believes that retaining KPMG LLP for fiscal year 2020 is in JLL’s best interests	See page 62

How to vote in advance of the meeting
By phone	By internet	By mail	In person
You can vote your shares by calling 1-800-690-6903 (toll-free in the U.S. and Canada).	Go to www.proxyvote.com and follow the instructions.	By mail (if you received a paper copy of the proxy materials): mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope.	If you attend the 2020 Annual Meeting you may vote in person even if you gave your proxy beforehand.

JLL❘ 2020 Proxy Statement 7

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Our 2020 Director nominees

Our current Board includes a diverse group of leaders in their respective fields. We believe their varied backgrounds, skills, and experience contribute to an effective and well-balanced Board that is able to provide valuable insight to, and effective oversight of, our senior executive team. All the nominees are currently serving on the Board, including our two newest Board members, Deborah H. McAneny and Siddharth (Bobby) Mehta, who joined the Board after our 2019 Annual Meeting.

The following table and the charts below provide summary information about each of our Director nominees. You can find more information about each Director’s background and experience beginning on page 13.

Name	Age	Director Since	Position	Independent	Audit	Compensation	Nominating and Governance
Hugo Bagué	59	2011	Former Group Executive, Organisational Resources, Rio Tinto plc	Yes			●
Matthew Carter, Jr.	59	2018	Chief Executive Officer, Aryaka Networks, Inc.	Yes	●		●
Samuel A. Di Piazza, Jr.	69	2015	Retired Global Chief Executive Officer, PricewaterhouseCoopers International Ltd.	Yes		●	●
Ming Lu	62	2009	Partner, KKR & Co., L.P.	Yes		●	●
Bridget Macaskill	71	2016	Chairman of Cambridge Associates LLC and Former Non-Executive Chairman and Chief Executive Officer, First Eagle Holdings, Inc.	Yes	●		●
Deborah H. McAneny	61	2019	Former Executive Vice President, Structured and Alternative Investments, John Hancock Financial Services, Inc.	Yes		●	●
Siddharth (Bobby) Mehta	62	2019	Former President and CEO, TransUnion	Yes	●		●
Martin H. Nesbitt	57	2011	Co-Chief Executive Officer, The Vistria Group, LLC	Yes	●		●
Jeetendra (Jeetu) I. Patel	48	2019	Chief Product Officer and Chief Strategy Officer, Box, Inc.	Yes	●		●
Sheila A. Penrose	74	2002	Chairman of the Board, JLL and Retired President, Corporate and Institutional Services, Northern Trust Corporation	Yes	●	●
Ann Marie Petach	59	2015	Senior Advisor to the CFO of Google, Inc. and Retired Chief Financial Officer, BlackRock, Inc.	Yes			●
Christian Ulbrich	53	2016	Chief Executive Officer and President, JLL	No
Chair ● Member

jll.com	JLL❘ 2020 Proxy Statement 8

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Corporate governance highlights

JLL’s mission is to deliver exceptional strategic, fully-integrated services, best practices, and innovative solutions for real estate owners, occupiers, investors, and developers worldwide. In order to achieve our mission, we strive to establish and maintain an enterprise that will sustain itself over the long term for the benefit of all of our stakeholders, including clients, shareholders, employees, suppliers, and the communities in which we operate. Accordingly, we are committed to effective corporate governance that reflects best practices and the highest level of business ethics. That commitment, informed by feedback offered during our shareholder engagement efforts, has prompted us to adopt the corporate governance policies and practices summarized below.

Corporate governance policies and best practices

Board Practices
●

All non-executive Directors are independent (91% of the Board)

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Separate non-executive Chairman of the Board and Chief Executive Officer roles

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Annual Board and committee self-evaluation, including bi-annually by an outside facilitator

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Highly diverse Board across gender, ethnicity, and experience

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Regular evaluation of Director compensation

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Significant engagement with employees, senior management, and clients, which takes place across our major offices globally

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Directors not “over-boarded”

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No perquisites to Board members

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Board orientation/education program

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Company Code of Business Ethics applicable to Directors

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Policy requiring approval by the Nominating and Governance Committee of any related party transactions

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Regular succession planning for both management and the Board

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Compensation program for Directors with no separate meeting fees

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Independent Directors meet without management present at each in-person meeting

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Two-thirds of base Board compensation is in JLL stock

Shareholder Practices
●

Annual election of Directors

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Majority voting in Director elections

●

No poison pill in effect

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Proxy access right

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Process for shareholders to communicate with the Board

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Active shareholder engagement

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Right of shareholders owning 30% of outstanding shares to call a special meeting of shareholders for any purpose

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Annual shareholder “say-on-pay” vote for executive compensation

Other Best Practices
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Clawback policy

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Stock ownership guidelines for Directors and executives

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Annual evaluation of Board effectiveness by senior management

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Policy against pledging and hedging JLL stock

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Disclosure committee for financial reporting

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Increasingly sophisticated integrated reporting and corporate sustainability reporting

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Corporate compliance program

●

Negligible political contributions

JLL❘ 2020 Proxy Statement 9

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Components of our executive compensation program

Our executive compensation program for our Global Executive Board (GEB) consists of a mix of fixed, short and long term incentive compensation. Our compensation program enables us to attract and retain top-quality executives who are motivated to act in the best interests of our shareholders, clients, staff, and other stakeholders. Our primary focus is on long term incentive compensation to align with shareholder interests and secondly on our annual short term incentive plan to drive business objectives.

jll.com	JLL❘ 2020 Proxy Statement 10

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Corporate
Governance

Proposal 1 - Election of Directors	12
How we select Directors	12
Summary of Board nominee experience and skills	13
Our 2020 Director nominees	14
Shareholder recommendations	17
Proxy access	17
Majority voting	17
Corporate governance principles and Board matters	17
Key governance documents and policies	17
Director independence	18
Board leadership structure	18
Board committees	18
Director attendance	20
Director orientation and continuing education	20
Annual Board self-assessments and senior management evaluations	20
The Board’s role in enterprise risk oversight	21
Shareholder engagement	21
Corporate sustainability	22
Communicating with our Board	22
Review and approval of transactions with interested persons	23
Prohibition on insider trading, pledging or hedging	23
Non-Executive Director compensation	23
Executive officers	27

JLL❘ 2020 Proxy Statement 11

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Proposal 1 - Election of Directors

Our Board is presenting twelve nominees for election as Directors at our 2020 Annual Meeting. Each nominee currently serves as a Director. Ms. McAneny and Mr. Mehta were both appointed to the Board in July 2019, and will be presented as nominees for election as Directors for the first time. Ms. McAneny was identified and recommended by key shareholders of HFF, Inc. who would become JLL shareholders when we acquired the company. Mr. Mehta was identified and recommended by an independent third-party search firm.

Each Director elected will serve until the next annual meeting and until a successor is duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serving as a Director, if elected.

How we select Directors

Identifying and evaluating Director nominees

The Nominating and Governance Committee employs a variety of methods to identify and evaluate nominees for Director. Candidates may come to the attention of the Nominating and Governance Committee through Board members, JLL executives, shareholders, professional search firms or other sources. The Nominating and Governance Committee regularly assesses the size of the Board and determines whether any vacancies are expected due to departures.

Director qualifications

Our Board has adopted a Statement of Qualifications for Members of the Board of Directors to outline the characteristics we seek in Board nominees. Briefly, we believe JLL Directors should have demonstrated notable or significant achievements in business, education or public service; they should possess the acumen, education and experience to make a significant contribution to the Board; and they should bring a range of skills, diverse perspectives and backgrounds to the Board’s deliberations.

Importantly, members of the Board must have the highest ethical standards, a strong sense of professionalism, and a dedication to serving the interests of all JLL shareholders. The Statement of Qualifications groups these desirable characteristics in three categories, as shown below.

To supplement the Statement of Qualifications, our Nominating and Governance Committee maintains an internal list of the more specific experiences and attributes that we want to have reflected on the Board. While we do not expect each Director to have all the desired experiences and attributes, we do seek to have them all represented on the Board as deeply as possible. When we are searching for a new Director, we strive to fill any relative gaps in the overall composition of the Board.

In 2019, we added three new Directors. Each of these Directors diversifies our Board's perspectives. In particular, Mr. Patel further enhances our technology skills experience, Mr. Mehta enhances our marketing, brand management, strategic and technology-related experience, and Ms. McAneny enhances our real estate experience and brings insight into our new HFF business.

jll.com	JLL❘ 2020 Proxy Statement 12

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Summary of characteristics

The following charts reflect various characteristics of our 2020 Director nominees. Our Directors’ ages, tenure, and diversity of background are well-distributed to create a balanced Board populated by individuals with years of experience working with JLL and our industry and individuals who bring fresh perspectives. All of our Non-Executive Directors are independent.

Summary of Board nominee experience and skills

In addition to the minimum qualifications that our Board believes are necessary for all Directors, the following chart highlights certain skills and experience that are relevant to our long-term strategy, and therefore relevant when considering candidates for election to our Board. A mark for an attribute indicates that the nominee gained the attribute through a current or prior position other than his or her service on the JLL Board. Our Board did not assign specific weights to any of these attributes or otherwise formally rate the level of a nominee’s attribute relative to the rating for any other potential nominee. The absence of a mark for an attribute does not necessarily mean that the nominee does not possess that attribute; it means only that when the Board considered that nominee in the overall context of the composition of our Board of Directors, that attribute was not a key factor in the determination to nominate that individual. Further information on each nominee’s qualifications and relevant experience is provided in the individual biographies that follow the chart.

Senior Leadership/CEO Experience
Finance/Accounting Experience
Risk Management Experience
Technology/Cybersecurity/Innovation Experience
Real Estate Industry Experience
Global Business Experience
Human Capital Management Experience
Public Company Board Experience

JLL❘ 2020 Proxy Statement 13

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Our 2020 Director nominees

A biography of each Director nominee, current as of April 8, 2020, appears below.

Hugo Bagué Age: 59 Director since 2011 Committees: Compensation (Chair) Nominating and Governance ★

Professional, Leadership and Service Experience

Mr. Bagué is currently the Executive Director of Milvusmilvus Consulting GmbH, a consultancy company that he owns and runs. From 2007 until 2017, Mr. Bagué was Organisational Resources Group Executive for Rio Tinto plc, a leading international mining and metals group.

Skills and Attributes

Mr. Bagué brings significant experience with employee relations, communications, safety, information technology and compensation issues, as well as perspectives on public relations, procurement, information systems and corporate sustainability. His work for other multi-national companies provides insights into operating within different cultures, business environments and legal systems, including both Continental Europe and emerging markets, and also within the technology and healthcare industries, both of which are important to JLL’s future growth strategy.

Matthew Carter, Jr. Age: 59 Director since November 2018 Committees: Audit Nominating and Governance

Professional, Leadership and Service Experience

Mr. Carter is the Chief Executive Officer of Aryaka Networks, Inc., a leading provider of cloud and on-premises network applications. From 2015 to 2017, he served as President and Chief Executive Officer of Inteliquent, Inc., which provides wholesale voice services for carriers and service providers. Prior to that role, Mr. Carter held various positions at Sprint Corporation from 2006 to 2015, including President of Enterprise Solutions, Sprint’s $14 billion global communications technology business unit. He previously served as a director of Apollo Education Group, Inc., a provider of higher education programs.

Skills and Attributes

Mr. Carter brings significant corporate leadership, brand management and technology experience, drawing from his executive roles at several large companies. His service on other boards enhances our capabilities in the areas of management oversight, corporate governance and board dynamics.

Other Public Company Boards

Current: NRG Energy, Inc., an integrated power company (since 2018). Prior within last five years: USG Corporation, a manufacturer of construction materials (2012-2019), Inteliquent, Inc., provider of voice telecommunications services (2015-2017).

Samuel A. Di Piazza, Jr. Age: 69 Director since 2015 Committees: Compensation Nominating and Governance

Professional, Leadership and Service Experience

Mr. Di Piazza retired as Global Chief Executive Officer of PricewaterhouseCoopers International Ltd. (PwC) in 2009, after eight years of leading the largest professional services firm in the world. During his 36-year career at PwC, he led the company as Chairman and Senior Partner, the Americas Tax Practice, and was a member of the Global Leadership Team. After retiring from PwC, Mr. Di Piazza joined Citigroup, Inc., where he served as Vice Chairman of the Global Corporate and Investment Bank from 2011 until 2014. Since 2010, Mr. Di Piazza has served as the Chairman of the Board of Trustees of The Mayo Clinic. He is also a former Trustee of the World Economic Forum.

Skills and Attributes

Mr. Di Piazza brings to the Board valuable insights and perspective regarding the management of a multi-cultural, complex organization providing services to diverse client types across the globe. Mr. Di Piazza also brings significant accounting experience, including managing a tax practice and as part of standards-setting organizations. His service on the boards of other highly sophisticated organizations provides additional governance perspectives and experience with critical business issues, including cybersecurity.

Other Public Company Boards

Current: AT&T (since 2015), ProAssurance, Inc., a property and casualty insurance company (since 2014), Regions Financial Corporation, a bank and financial services company (since 2016). Prior within last five years: DirecTV (2010-2015, until it was acquired by AT&T).

Ming Lu Age: 62 Director since 2009 Committees: Compensation Nominating and Governance

Professional, Leadership and Service Experience

Mr. Lu is a partner of KKR & Co., LP, a leading global alternative asset manager sponsoring and managing funds that make investments in private equity, fixed income and other assets in North America, Europe, Asia and the Middle East. Mr. Lu joined KKR in 2006, and in 2018 was named Head of its Asia operation.

Skills and Attributes

Mr. Lu brings extensive knowledge about overseeing the development and operations of companies in Asia, and particularly China, one of the most important regions for our future growth potential. He also brings his experience in evaluating emerging market dynamics and integrating acquisitions, as well as experience in the fields of executive compensation, accounting, investment banking and finance.

jll.com	JLL❘ 2020 Proxy Statement 14

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Bridget Macaskill Age: 71 Director since 2016 Committees: Audit Nominating and Governance

Professional, Leadership and Service Experience

Ms. Macaskill currently serves as Chairman of Cambridge Associates LLC, a global investment firm. Until July 2019, she was the Non-Executive Chairman and, prior to that, the President and Chief Executive Officer, of First Eagle Holdings, Inc., a global investment firm, which she joined in 2009. Prior to joining First Eagle, Ms. Macaskill served as Chief Operating Officer, President, Chief Executive Officer and Chairman of Oppenheimer Funds, Inc., where she is recognized for creating the Oppenheimer Funds’ Women & Investing program, dedicated to educating American women about the need to take charge of their personal finances. Ms. Macaskill has served on a number of public company and not-for-profit boards. She is currently on the boards of Jupiter Fund Management plc and Close Brothers plc, a merchant banking firm.

Skills and Attributes

Ms. Macaskill brings her experience in investment management, finance, accounting, shareholder relations, leadership, enterprise risk management, compliance, and operations within a highly regulated industry. Ms. Macaskill also brings experience in corporate social responsibility and diversity. Additionally, Ms. Macaskill brings perspectives on the English government and economy that will be useful as that country pursues its exit from the European Union.

Deborah H. McAneny Age: 61 Director since 2019 Committees: Compensation Nominating and Governance

Professional, Leadership and Service Experience

Ms. McAneny served in various roles at John Hancock Financial Services for over 20 years, including most recently as Executive Vice President for Structured and Alternative Investments. Following that, she was the Chief Operating Officer of Benchmark Assisted Living, LLC from 2006 to 2009. Ms. McAneny served on the board of directors of HFF, Inc., a leading capital markets advisor, from 2007 until July 2019 when the company was acquired by JLL. She is also on the board of the University of Vermont Foundation and formerly served as trustee and chair of the board of the University of Vermont.

Skills and Attributes

Ms. McAneny brings her extensive board experience, senior management expertise and significant familiarity with our business and industry, as well as particular knowledge of the newly acquired HFF business.

Other Public Company Boards

Current: KKR Real Estate Finance Trust, a real estate finance company (since 2017), RREEF Property Trust, Inc., a non-traded REIT (since 2012), THL Credit Inc., a business development company (since 2015). Prior within last five years: HFF, Inc. (2007- 2019).

Siddharth (Bobby) Mehta Age: 62 Director since 2019 Committees: Audit Nominating and Governance

Professional, Leadership and Service Experience

Mr. Mehta was President and CEO of TransUnion, a global provider of credit and information management services, from 2007 through 2012. Prior to that, he held various roles at multinational banking and financial services company HSBC, including CEO of HSBC North America Holdings and CEO of HSBC Finance Corporation. He serves on the boards of Entrust Datacard Corporation, a supplier of systems for secure identity and secure transaction solutions, and Avant, an online lending platform. He is also a member of the non-profit boards of the Field Museum and the Chicago Public Education Fund.

Skills and Attributes

Mr. Mehta brings chief executive and senior management expertise in the financial services industry, including in banking and the credit markets. He enhances our marketing, brand management, technology-related and strategic experience.

Other Public Company Boards

Current: The Allstate Corporation (since 2014), Northern Trust Corporation (since 2019), TransUnion (since 2012). Prior within last five years: Piramal Enterprises Ltd., a global business conglomerate (2013-2020).

Martin H. Nesbitt Age: 57 Director since 2011 Committees: Audit Nominating and Governance

Professional, Leadership and Service Experience

Mr. Nesbitt currently serves as Co-Chief Executive Officer of The Vistria Group, LLC, a private equity investment firm. Until January 2013, he was President and CEO of TPS Parking Management (known as the Parking Spot), a Chicago-based owner and operator of off-airport parking facilities, which he conceived and co-founded. Prior to launching the Parking Spot, Mr. Nesbitt was an officer of the Pritzker Realty Group, L.P., and before that, he was a Vice President and Investment Manager at LaSalle Partners. Mr. Nesbitt is Chairman of the Board of the Barack Obama Foundation and a Trustee of Chicago’s Museum of Contemporary Art. He is a former member of The University of Chicago Laboratory School Board and the former Chairman of the Board of the Chicago Housing Authority.

Skills and Attributes

Mr. Nesbitt brings significant experience in real estate and investment management. As co-founder and chief executive officer of an entrepreneurial real estate venture, he brings experience in strategic development and marketing, as well as the execution of business plans. Additionally, Mr. Nesbitt’s urban, cultural and community activities enrich the Board’s oversight of JLL’s corporate social responsibility and diversity initiatives.

Other Public Company Boards

Current: American Airlines Group, Inc. (since 2015), CenterPoint Energy, Inc., an electric and natural gas utility (since 2018). Prior within last five years: Norfolk Southern Corporation, a public rail transportation company (2011-2018).

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Jeetendra (Jeetu) I. Patel Age: 48 Director since 2019 Committees: Audit Nominating and Governance

Professional, Leadership and Service Experience

In 2017, Mr. Patel became the Chief Product Officer and Chief Strategy Officer at Box, Inc., a leading enterprise cloud content management platform. From 2015 to 2017, Mr. Patel was the Chief Strategy Officer and SVP of Platform at Box, Inc., where he led the creation of the Box Platform business unit, overseeing product strategy, marketing and developer relations. Before joining Box, Inc., from 2010 to 2015 Mr. Patel was General Manager and Chief Executive of the Syncplicity business unit of EMC Corporation, a developer and seller of data storage and data management hardware and software.

Skills and Attributes

Mr. Patel brings chief executive and senior management expertise, together with marketing, brand management, strategic and strong technology-related experience. Moreover, he brings decades of expertise accelerating fast-growing, established and start up business models in highly competitive markets.

Sheila A. Penrose Age: 74 Director since 2002 Chairman of the Board since 2005 Committees: Nominating and Governance (Chair) Audit Compensation ★

Professional, Leadership and Service Experience

Ms. Penrose served as an Executive Advisor to The Boston Consulting Group from 2001 until her retirement in December 2007. She was President, Corporate and Institutional Services, of Northern Trust Corporation, a financial services firm, from 1994 until 2000.

Skills and Attributes

Ms. Penrose provides a depth of experience in client relationship management, all aspects of corporate finance and banking relationships, enterprise risk management, executive compensation, and international business transactions. Her experience with a management consulting firm enhances our Board’s oversight of strategic development activities, evaluation of M&A opportunities and succession planning. Her other public company board experience enhances her contributions to our Board’s consideration of governance issues and the functioning of our Nominating and Governance Committee. Ms. Penrose’s role as Non-Executive Chairman also gives her additional knowledge about JLL’s services and staff that is useful to our Board’s deliberations.

Other Public Company Boards

Current: McDonald’s Corporation (since 2006).

Ann Marie Petach Age: 59 Director since 2015 Committees: Audit (Chair) Nominating and Governance ★

Professional, Leadership and Service Experience

Since October 2018, Ms. Petach has been in a full-time position as Senior Advisor to the CFO at Google, Inc., where she had been working in an advisory capacity as a fixed-term employee since 2015. From 2007 until 2014, Ms. Petach was a senior leader at BlackRock, Inc., the world’s largest investment management firm, most recently as co-head of U.S. Client Solutions and prior to that as Chief Financial Officer. She has served on a number of boards for BlackRock-related entities.

Skills and Attributes

Ms. Petach brings financial acumen within the international arena, including with respect to currency exchange matters and relationships with banks and investment banks. She also brings strategic and operational perspectives, including with respect to client relationships, compliance, and the deployment of capital. Moreover, she has experience with corporate disclosure and investor relations that inform our Board’s oversight of the securities regulatory aspects of a public company and engagement with shareholders.

Christian Ulbrich Age: 53 Director since 2016 Committees: None

Professional, Leadership and Service Experience

Mr. Ulbrich has been the Chief Executive Officer and President of JLL since October 2016. He is also the Chairman of our Global Executive Board. From June 2016 through September 2016, Mr. Ulbrich was President of JLL, having previously served as the Chief Executive Officer for our Europe, Middle East and Africa (EMEA) business segment since 2009. Mr. Ulbrich has been a member of the Supervisory Board of Vonovia SE, Europe's largest residential real estate company, since 2014.

Skills and Attributes

Our Board benefits from Mr. Ulbrich’s 14 years of experience at JLL, seven of which were as the CEO of our EMEA business, and as a member of our Global Executive Board—particularly with respect to strategy, operations, the nature of our business and geographies and our client relationships, as well as his experience managing an integrated business in a multi-cultural environment. His previous chief executive and other management roles with financial institutions provide important perspectives on organizational leadership and on client needs and perspectives. Mr. Ulbrich’s current service on the Board of a major German public company, Vonovia SE, contributes comparative insights on corporate governance and organization.

The Board recommends a vote FOR the election of each of these nominees as Directors.

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Shareholder recommendations

Any shareholder recommendations for individuals to be considered as potential nominees must be in writing and should include the candidate’s name, age, business address, principal occupation and qualifications for Board membership, as well as evidence the proposed nominee consents to serve as a Director if elected. All candidates recommended by shareholders will be considered in the same manner as any other candidate. For more information, see “What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?” on page 69.

Proxy access

Our “Proxy Access for Director Nominations” bylaw permits a shareholder, or a group of up to 20 shareholders, owning at least 3% of JLL’s outstanding common stock continuously for at least three years, to nominate and include in our proxy materials one or more Director nominees, constituting up to two individuals or 20% of the Board (whichever is greater). Shareholders who wish to nominate a candidate to be included in our proxy materials should review all the requirements prescribed by Article III, Section 15 of JLL’s By-Laws, which are available on the Investor Relations page of our website at www.ir.jll.com. For more information, see “What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?” on page 69.

Majority voting

In an uncontested election (where the number of board seats equals the number up for election), each Director is elected by a majority of the votes cast with respect to the Director at any meeting at which a quorum is present. A majority of the votes cast means that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director (with abstentions and broker non-votes not counted as votes cast). In the event of a contested election, Directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors.

In the event an incumbent Director fails to receive a majority of the votes cast in an uncontested election, such Director must promptly tender a resignation to the Board. The Nominating and Governance Committee (or another committee designated by the Board) must make a recommendation to the Board whether to accept or reject such resignation, or whether other action should be taken. The Board must act on the resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose its decision (and, if such resignation is rejected, the rationale behind the decision) within 90 days following certification of the election results. The Nominating and Governance Committee in making its recommendations, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The Director who tenders a resignation will not participate in these deliberations. If such incumbent Director’s resignation is not accepted by the Board, the Director will continue to serve until the next annual meeting and until a successor is duly elected, or his or her earlier resignation or removal.

If an incumbent Director’s resignation is accepted by the Board, or if a non-incumbent nominee for Director is not elected, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

Corporate governance principles and Board matters

Key governance documents and policies

We maintain a corporate governance section on the Investor Relations page of our website at www.ir.jll.com, where you can find:

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our Articles of Incorporation and our By-Laws;

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our Corporate Governance Guidelines;

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charters for each of our Audit, Nominating and Governance, and Compensation Committees;

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the Statement of Qualifications for Members of the Board of Directors;

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the complaint procedure for auditing and accounting matters; and

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our Code of Business Ethics.

We will make any of this information available in print to any shareholder who requests it by writing to our Corporate Secretary at Jones Lang LaSalle Incorporated, 200 East Randolph Drive, Chicago, Illinois 60601.

The Board regularly reviews corporate governance developments and modifies our By-Laws, Corporate Governance Guidelines and committee charters accordingly. Our Code of Business Ethics applies to all employees, including all of our executive officers and Directors.

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Director independence

Our Corporate Governance Guidelines provide that a majority of our Directors must be independent. For a Director to be considered independent, the Board must determine that the Director does not have any direct or indirect material relationship with JLL and meets all additional criteria for independence established by the New York Stock Exchange (NYSE). The Board has determined that all of our Directors are independent except Mr. Ulbrich, our Chief Executive Officer. All the members of the Board’s three standing committees are independent.

In connection with the independence determinations for each of our Non-Executive Directors, the Board considered transactions and relationships between each Director, or any member of his or her immediate family, and JLL and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between JLL and a Director, or any member of his or her immediate family (or any entity in which a Director or any immediate family member is an executive officer, general partner, or significant equity holder). Ultimately, the Board concluded that the transactions considered were routine and normal, and that no Director derived a material benefit from the transactions. None of these transactions was considered a material relationship that impacted a Director’s independence. In particular, in determining that Ms. Petach is independent, the Board considered her service as director of certain companies affiliated with BlackRock, Inc., which companies collectively constitute a significant shareholder of JLL. The Board determined that these relationships do not compromise Ms. Petach’s independence. Further, we have implemented procedures, to which BlackRock has agreed, to avoid conflicts of interest with respect to information regarding JLL.

Board leadership structure

Our leadership structure separates our Chief Executive Officer and Chairman of the Board positions. We believe this approach is useful and appropriate for a complex and global organization such as ours, as it provides independent Board leadership and engagement while allowing our Chief Executive Officer to focus on his primary responsibility for managing JLL’s day-to-day operations.

Since January 1, 2005, Ms. Penrose, a Non-Executive Director, has held the role of the Chairman of the Board. The Board has determined that Ms. Penrose will also serve as the Lead Independent Director of the Board for purposes of the NYSE’s corporate governance rules.

The duties of the Chairman of the Board include the following:

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Chair Board meetings and encourage constructive engagement and open communications;

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Preside over regularly-scheduled executive sessions of our Non-Executive Directors;

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Coordinate the activities of, and facilitate communications among, our Non-Executive Directors;

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Chair our annual shareholders’ meetings;

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Establish each Board meeting agenda, consulting with the Chief Executive Officer and the Global Chief Legal Officer, and ensure that the agenda and materials are complete and timely and address the key priorities;

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Represent JLL with clients and shareholders as required;

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Act as a mentor and confidant to the Chief Executive Officer in support of his successful performance, attend internal company meetings as required, and encourage direct communications between the Chief Executive Officer and individual members of the Board; and

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Maintain regular and open dialogue with Board members between meetings.

The Board has determined that each person who serves as Chairman of the Board, if that person is independent, will automatically also serve as a member of each of the Board’s committees.

Board committees

The Board has established the Audit, Nominating and Governance, and Compensation Committees to assist it in discharging its responsibilities. The number of meetings for each of these committees in 2019 and their primary responsibilities are listed on the next page. A complete list of the responsibilities of each committee can be found in the committee charters, which are available in the corporate governance section on the Investor Relations page of our website at www.ir.jll.com.

All members of the Audit, Nominating and Governance, and Compensation Committees are non-employee Directors who are independent under NYSE listing standards, JLL’s Corporate Governance Guidelines, and applicable rules under the Securities Exchange Act of 1934 Act (the 1934 Act).

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Audit Committee

Members	The Audit Committee acts on behalf of the Board to monitor

Ann Marie Petach (Chair)

Matthew Carter, Jr.

Bridget Macaskill

Siddharth (Bobby) Mehta

Martin H. Nesbitt

Jeetendra (Jeetu) I. Patel

Sheila A. Penrose

Number of Meetings in 2019: 11

90% attendance by all members

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the integrity of JLL’s financial statements,

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the qualification, independence and performance of JLL’s independent registered public accounting firm,

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the performance of our internal audit function, and

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our compliance with certain legal and regulatory requirements.

See also the “Audit Committee Report” on page 63.

Our Board has determined that each member of our Audit Committee is “financially literate” as required by the NYSE. Our Board has also determined that Ms. Petach is an “audit committee financial expert” as defined by SEC rule.

Compensation Committee

Members	The Compensation Committee acts on behalf of the Board to
Hugo Bagué (Chair) Samuel A. Di Piazza, Jr. Ming Lu Deborah H. McAneny Sheila A. Penrose Number of Meetings in 2019: 6 96% attendance by all members
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formulate, evaluate and approve the compensation of JLL’s Global Executive Board,

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oversee all compensation programs involving the use of JLL common stock, and

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approve performance goals for our Global Executive Board incentive compensation programs and review the extent to which those performance goals have been achieved at the end of each performance period.

See also the “Compensation Committee Report” on page 44.

The Board has determined that all Compensation Committee members are independent within the meaning of NYSE rules, including the heightened independence criteria for Compensation Committee members. All are “non-employee” directors under SEC rules and outsider directors under the Internal Revenue Code.

Compensation Committee interlocks and insider participation

There are no Compensation Committee interlocks, and there is no insider participation on the Compensation Committee. Certain executive leaders attend meetings of the Compensation Committee in order to present information and answer questions.

Nominating and Governance Committee

Members	The Nominating and Governance Committee acts on behalf of the Board to
As a policy matter, all of our Non-Executive Directors are automatically members of this committee. Ms. Penrose serves as Chair. Number of Meetings in 2019: 4 90% attendance by all members
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identify and recommend qualified candidates to be Director nominees and to fill vacancies on the Board occurring between annual meetings,

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recommend Directors to serve on each Board committee,

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review, recommend, and establish Director compensation programs,

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develop and recommend the Corporate Governance Guidelines,

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lead the annual review of the Board’s performance; and

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oversee the succession plan for the CEO and other members of the Global Executive Board.

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Director attendance

The full Board held 4 in-person meetings and 6 telephonic meetings during 2019. Each Director attended, in aggregate, at least 75% of all meetings (including teleconferences) of the Board and of any committee on which such Director served during the periods in which such Director served. Our Non-Executive Directors meet in executive session without management participation, either before or after every in-person Board meeting. The Chairman of the Board presides over these executive sessions. We strongly encourage all Board members to attend the Annual Meeting of Shareholders each year. All of our Directors on the Board at the time were present at our 2019 Annual Meeting of Shareholders.

Director orientation and continuing education

We provide new Directors with an initial orientation about JLL, including our business operations, strategy, code of ethics and policies, including those with regard to sustainability, integrated reporting, tax, audit, financial reporting, talent, reward, and governance.

All of our Directors have access to resources and ongoing educational opportunities to help them stay current about developments in corporate governance and critical issues relating to the operation of public company boards and their committees.

We actively participate in various professional organizations that provide training opportunities and information about best practices in corporate governance and business ethics.

Our Directors also visit company offices in different cities as part of regularly-scheduled Board meetings. These visits typically include sessions with management, staff and clients.

Annual Board self-assessments and senior management evaluations

Our Board annually conducts a process, including a self-assessment, to determine whether it and its committees are functioning effectively and how they might enhance their effectiveness. Our Board evaluation process alternates each year.

Even Years

Information Gathered

- Each Director completes a written self-assessment questionnaires on an anonymous basis in January regarding Board and committee effectiveness and engagement.
- Senior management members complete written evaluation questionnaires on an anonymous basis in January regarding Board and committee effectiveness and engagement.

→

Compilation and Initial Review of Information

- The self-assessment and management evaluation questionnaire responses are aggregated by internal legal personnel without individual attribution.
- Board Chair reviews the anonymized information from the assessments.

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Individual, Committee and Full Board Sessions

- Board Chair discusses with individual directors prior to, and leads a discussion with the full Board, at the March Board meeting regarding information from the self-assessment questionnaires and management evaluations and Board and committee effectiveness and engagement.
- As needed, individual Board committees discuss information from the assessments.

Odd Years

Information Gathered

- An independent consultant conducts a one-on-one discussion with each director in January and February regarding Board and committee effectiveness and engagement.
- Senior management members complete written evaluation questionnaires on an anonymous basis in January regarding Board and committee effectiveness and engagement.

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Compilation and Initial Review of Information

- The independent consultant compiles information from these individual discussions without individual attribution.
- The independent consultant reviews the anonymized information from the individual interviews with the Board Chair.
- Management questionnaire responses are aggregated by internal legal personnel without individual attribution and provided to the Board Chair for review.

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Committee and Full Board Sessions

- The independent consultant leads a discussion with the full Board at its March meeting regarding the assessments provided by the Board members.
- The Board continues the discussion around Board and committee effectiveness and engagement in non-management executive sessions, including discussion of management evaluations.
- As needed, individual Board committees discuss assessments provided.

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The Board’s role in enterprise risk oversight

Successful management of our enterprise risks is critical to JLL’s long-term sustainability. Management is responsible for identifying and mitigating JLL’s enterprise risks, but the Board and its committees take active roles in overseeing that effort. In particular, the Board focuses on substantive aspects of management’s evaluation of enterprise risks and the efforts management is taking to avoid and mitigate them, including with respect to cybersecurity.

The Audit Committee focuses on the process management follows to continuously identify enterprise risks, and monitors the mitigation efforts management has established. The Audit Committee annually discusses with management the process that has been followed in order to establish an enterprise risk management report. This report reflects the then-current most significant enterprise risks that management believes JLL faces, the efforts management is taking to avoid or mitigate the identified risks, and how our internal audit function proposes to align its activities to avoid the identified risks.

The Compensation Committee monitors and discusses with management those risks that are inherent in our compensation programs. As a regular part of its deliberations, the Compensation Committee considers how the structure of our compensation programs will affect risk-taking, and the extent to which those programs drive alignment with JLL’s long-term success and the interests of our shareholders. The Compensation Committee comments on this aspect of our compensation program under “How we make compensation decisions” on page 33.

The Nominating and Governance Committee monitors and discusses with management those risks that are inherent in our corporate governance and compliance programs. In the normal course of its activities, our Nominating and Governance Committee reviews emerging best practices in corporate governance and stays abreast of changes in laws and regulations that affect the way we manage the organization.

Shareholder engagement

Why we engage

Shareholder engagement is a core JLL practice that is a significant part of our ongoing dialogue with our stakeholders to ensure that existing and potential investors understand our key decisions and that we understand their priorities.

Key topics of engagement

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Global business strategy

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Corporate governance

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Human capital management and executive compensation

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ESG matters

2019 investor outreach

Our investor outreach program is a year-round process. During 2019, JLL provided institutional investors with a wide variety of opportunities to provide feedback through different channels by attending or hosting:

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Industry Conferences

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More than 200 one-on-one investor meetings and calls

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Group investor meetings

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Webcasts with leadership to provide updates on key developments including:

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Acquisition of HFF Inc. to outline the benefits of the strategic combination that resulted from our largest ever transaction, and

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JLL’s global sustainability framework, development goals, and progress to date

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Corporate sustainability

We partner with our stakeholders to drive innovative, impactful, sustainable change by embedding sustainability into everything we do.

Sustainability facilitates our ability to deliver long-term value to our shareholders, create productive, healthy spaces for our clients and employees, and energize our communities.

We’ve already achieved much to be proud of by meeting and exceeding our sustainability targets to date, but our vision is to do more to embed sustainability across the whole business.

We partner with our stakeholders to deliver sustainability through:

Our market position enables us to take actions that contribute to a better world. In so doing, we demonstrate our responsibility as an organization, bring our purpose to life, add value to our brand, and use our position to attract and retain talent.

Sustainability matters to our clients for many of the same reasons it matters to us. They want to enhance the value of their real estate assets and drive operational efficiencies and cost savings. Clients also seek to attract and retain a productive, healthy and diverse workforce and achieve positive impacts in their communities. Like JLL, many of our clients have their own sustainability goals and are seeking partners who can help them achieve their objectives.

We are creating value by addressing our clients' real estate needs, enabling them to meet their broader business, strategic, operational and longer-term sustainability goals. With JLL managing 5 billion square feet of space globally for our clients — approximately 1100x the square footage that we ourselves occupy — our greatest opportunity for impact is with and through our clients.

Our expertise addresses the entire lifecycle of a building and human experience, from design and planning of buildings through to construction, occupation, management, refurbishment and exit. We offer advice on how sustainability considerations can be embedded at each of these stages to maximize value. JLL’s sustainability professionals provide market-leading solutions to make our buildings smart, healthy and productive. And through LaSalle, with its ESG best practices, we enhance the performance of our clients’ investments.

JLL’s most recent Global Sustainability Report is available at https://www.us.jll.com/en/about-jll/our-sustainability-leadership on the Sustainability page of our website. In the report you can find the latest information on JLL’s sustainability efforts including our Task Force for Climate-related Financial Disclosure reporting, our Sustainability Accounting Standards Board disclosures, progress with setting our Science-Based Targets and progress against our global sustainability goals.

Communicating with our Board

We value the continued interest of and feedback from our shareholders and other parties, and we are committed to maintaining our active dialogue with you. Shareholders and other interested parties may communicate directly with our Board of Directors by email or regular mail. If you wish to communicate only with our Non-Executive Directors, or with a particular Director individually, please so note in your communication.

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Review and approval of transactions with interested persons

We have adopted a conflict of interest policy as part of JLL’s Code of Business Ethics, which sets forth our expectation that all Directors, executive officers and JLL employees will make business decisions and take actions based upon JLL’s best interests rather than personal relationships or benefits.

The Board has also adopted a formal written policy requiring the review and approval of any transaction, arrangement or relationship (or any series of similar transactions, arrangements, or relationships) (1) that involves a potential corporate opportunity or in which we were, are, or will be a participant, (2) where the amount involved exceeds $120,000, and (3) in which any of the following persons had, has or will have a direct or indirect material interest:

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A Director, nominee for Director or executive officer;

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Any beneficial owner of more than 5% of any class of our voting securities;

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Any immediate family member of the foregoing persons; and

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Any entity in which any of the foregoing persons has a substantial ownership interest or control.

Prohibition on insider trading, pledging or hedging

Our insider trading policy provides that all Directors, members of our Global Executive Board, selected senior leaders, and members of their immediate families must pre-clear all trades in JLL stock with our Global Chief Legal Officer, and they, together with other designated employees, may not trade during designated “blackout periods” (except under approved SEC Rule 10b5-1 trading plans).

Our insider trading policy prohibits our Directors, employees, and their immediate family members, from engaging in shorts sales and transactions in derivatives of JLL stock, pledging JLL stock as collateral and holding JLL stock in margin accounts. Our insider trading policy strongly discourages our Directors, employees, and their immediate family members, from engaging in hedging or monetization transactions designed to offset decreases in the market value of JLL stock, including “zero-cost collars” and “forward sale contracts,” and requires that such persons must provide a justification for any such transaction and request pre-clearance from our Global Chief Legal Officer at least two weeks prior to any proposed transaction.

Non-Executive Director compensation

How we determine Director compensation

Our Nominating and Governance Committee is responsible for determining and recommending to the Board the overall compensation program for our Non-Executive Directors. We use a combination of cash and stock to provide compensation to our Non-Executive Directors that is:

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Aligned with the interests of our shareholders, in part by emphasizing equity compensation over cash;

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Sufficient to attract and retain the highest caliber individuals who meet the established criteria for Board membership;

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Reflective of the demands placed on Board and committee members by a complex and geographically dispersed, global organization operating in highly competitive and dynamic markets; and

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Competitive based on compensation paid to directors at other firms under broadly similar circumstances.

The Nominating and Governance Committee gathers data on board compensation from various studies that are published by independent non-profit organizations and recruiting or compensation consulting firms, and focuses on the studies and data that appear to be most relevant and most closely aligned with JLL’s circumstances. In particular, the Nominating and Governance Committee gathers data for those companies in the peer groups that the Compensation Committee uses as comparisons for executive compensation. (For more information on the compensation peer groups, see “How we make compensation decisions,” which begins on page 33.) The Board also periodically engages an external compensation consultant to benchmark non-executive director compensation and to make recommendations on appropriate compensation packages generally in line with median compensation offered at peer companies.

When reviewing these studies and data, the Nominating and Governance Committee seeks information regarding:

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total mix of compensation;

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board retainers and meeting fees;

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compensation for serving on and for chairing committees;

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equity ownership guidelines;

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equity vehicles used and vesting schedules; and

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compensation for Non-Executive Chairman.

Based upon internal guidelines, the Nominating and Governance Committee then seeks to make any adjustment to the overall compensation program deemed necessary to satisfy the above criteria approximately every other year. No adjustments were made to the overall compensation program for our Non-Executive Directors in 2019.

In consideration of emerging corporate governance best practices, our Board has established a limit on the amount of equity and cash compensation that can be paid to a Non-Executive Director in a single year. The compensation limits, as described more fully in our Stock Award and Incentive Plans, provide that the total annual compensation for any fiscal year for Non-Executive Directors will be limited to $750,000, including the value of both the annual cash retainer(s) and the grant date fair value of the annual equity award. The Board believes this is a meaningful limit.

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Director compensation amounts for 2019

2019 compensation for our Non-Executive Directors consisted of three components:

Annual Cash Retainer	● Each Director — $75,000 ● Chairman of the Board — additional $140,000 Paid in equal quarterly installments
Annual Grant of Restricted Stock Units	● Valued at $145,000 (in addition to retainers) As described below
Annual Retainer for Committee Chair or Member
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Audit Committee Chair — $25,000

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Compensation Committee Chair — $25,000

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Nominating and Governance Committee Chair — $10,000

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Audit Committee member (other than chair) — $10,000

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Compensation Committee member (other than chair) — $10,000

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Nominating and Governance member (other than chair) — $5,000

Paid annually in third quarter

Ms. Penrose receives an additional annual retainer as Chairman of the Board in consideration of undertaking the responsibilities and time commitments associated with that position. In order to determine that compensation, the Nominating and Governance Committee meets in executive session, without Ms. Penrose being present. In 2019, the Nominating and Governance Committee set Ms. Penrose's additional annual retainer as $140,000 in cash.

The number of restricted stock units awarded each year is based on the closing price of our common stock on the grant date, which historically has been the day after the Annual Meeting. Subject to continued service on the Board, half of the restricted stock units will vest on the 18-month anniversary of the grant date and the other half will vest on the third anniversary. Upon the termination of a Non-Executive Director’s service to the Board, restricted stock units awarded vest in full, in part, or become completely forfeited as the Board or the Chairman of the Nominating and Governance Committee determines based on factors including the circumstances for the Non-Executive Director’s leaving the Board including, but not limited to, conflict of interest, timing of exit and tenure, attendance, and performance and contribution to the Board.

We do not pay meeting fees, but JLL reimburses all Directors for reasonable travel, lodging and related expenses incurred in attending meetings. We do not provide perquisites to our Non-Executive Directors. Directors who are also officers or employees of JLL do not receive any additional compensation for serving on the Board.

Non-Executive Directors may elect to receive any or all of their cash retainers as JLL common stock, with the number of shares determined on a quarterly basis based on the closing price of our common stock on the last trading day of the immediately preceding quarter. Non-Executive Directors may also elect to defer distribution of the shares they have elected to receive.

Non-Executive Directors who are subject to U.S. income tax also may participate in the Deferred Compensation Plan that we have established for certain U.S.-based employees. The Deferred Compensation Plan is a nonqualified deferred compensation program that enables eligible participants to voluntarily defer up to 100% of their cash retainers and restricted stock grants upon vesting.

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Non-Executive Director compensation for 2019

The following table provides information about the compensation paid to our current Non-Executive Directors for their services during 2019. Dame DeAnne Julius retired from the Board in May 2019. Mr. Patel joined the Board in May 2019. Ms. McAneny and Mr. Mehta joined the Board in July 2019. Mr. Ulbrich does not receive compensation for his service on the Board.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(3)	Total
Hugo Bagué	$0	$250,000	—	—	—	$6,682	$256,682
Matthew Carter, Jr.	$90,000	$145,000	—	—	—	$0	$235,000
Samuel A. Di Piazza, Jr.	$0	$235,000	—	—	—	$3,331	$238,331
Dame DeAnne Julius	$30,873	$0	—	—	—	$912	$31,785
Ming Lu	$90,000	$145,000	—	—	—	$830	$235,830
Bridget A. Macaskill	$90,000	$145,000	—	—	—	$888	$235,888
Deborah H. McAneny	$52,500	$132,917	—	—	—	$0	$185,417
Siddharth (Bobby) Mehta	$52,500	$132,917	—	—	—	$0	$185,417
Martin H. Nesbitt	$90,000	$145,000	—	—	—	$830	$235,830
Jeetendra (Jeetu) I. Patel	$58,750	$145,000	—	—	—	$0	$203,750
Sheila A. Penrose	$245,000	$145,000	—	—	—	$23,261	$413,261
Ann Marie Petach	$105,000	$145,000	—	—	—	$830	$250,830
(1)

The amounts in this column reflect the aggregate cash fees that each Director earned during 2019 as his or her retainer for Board membership and all Chairman and Committee retainers, to the extent applicable. We do not pay fees for attendance at individual meetings. If a Director elected to receive a portion of his or her cash payments in deferred shares instead, those amounts are reflected under the “Stock Awards” column. As part of a series of measures taken by JLL in response to extraordinary business challenges brought on by the current COVID-19 global pandemic crisis, effective as of the quarterly payment made April 1, 2020, each member of the Board has agreed by irrevocable waiver to forego receipt of 50% of the cash retainer fees payable to her or him during the remainder of 2020.

(2)

The stock awards in this column reflect (i) the annual retainer of $145,000 in restricted stock units we granted to each Director and (ii) the election of any Director to receive all or a portion of his or her cash retainers in deferred shares instead, as we describe above. The amounts we report in this column reflect the grant date fair values of the stock awards we made to our Non-Executive Directors during 2019. The aggregate number of stock awards outstanding at December 31, 2019 held by Non-Executive Directors consisted of the following restricted stock units: Mr. Bague - 2,199; Mr. Carter – 1,679; Mr. DiPiazza – 2,199; Mr. Lu – 2,199; Ms. Macaskill – 2,199; Ms. McAneny - 966; Mr. Mehta - 966; Mr. Nesbitt – 2,199; Mr. Patel – 1,142; Ms. Penrose – 2,199; and Ms. Petach – 2,199.

(3)

In June 2019 and in December 2019, at the same time that JLL paid semi-annual cash dividends of $0.43 per share each with respect to its outstanding common stock, we also paid dividend equivalents of the same amounts on each outstanding restricted stock unit. The amounts shown in this column reflect the dividend equivalents that we paid on restricted stock units held by each of the Directors. The amounts also include dividends paid on shares that the Directors had received and deferred in lieu of cash, as we describe above, all of which dividends were reinvested in additional deferred shares.

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Non-Executive Director stock ownership

In order to align the interests of our Board members with the interests of our shareholders, our Board has adopted stock ownership requirements for Non-Executive Directors. Specifically, by the fourth anniversary of first being elected to the Board, each Director must have acquired (and must retain while serving as a Director) at least the lesser of (1) 6,000 shares of JLL common stock, or (2) shares of JLL common stock worth $450,000 based on the most recent closing price. Shares underlying all unvested restricted stock units that have been granted to a Director, or deferred shares that a Director has elected to take in lieu of cash compensation or has deferred under any deferred compensation plan, count toward this requirement. As of April 8, 2020, each of our Non-Executive Directors who has served on the Board for four years or more exceeds the minimum stock ownership requirement.

As of April 8, 2020, when the price per share of our common stock at the close of trading on the NYSE was $111.25, our Non-Executive Directors had the following ownership interests:

Name	Shares Directly Owned (#)(1)	Restricted Stock Units (#)	Stock Options (#)	Total (#)	Value at April 8, 2020
Hugo Bagué	15,341	2,199	0	17,540	$1,951,235.00
Matthew Carter, Jr.	0	1,679	0	1,679	$186,788.75
Samuel A. Di Piazza, Jr.	8,502	2,199	0	10,701	$1,190,486.25
Ming Lu	12,315	2,199	0	14,514	$1,614,628.50
Bridget Macaskill	2,570	2,199	0	4,769	$530,551.25
Deborah H. McAneny	9,988	966	0	10,954	$1,218,632.50
Siddharth (Bobby) Mehta	0	966	0	966	$107,467.50
Martin H. Nesbitt	2,060	2,199	0	4,259	$473,813.75
Jeetendra (Jeetu) I. Patel	0	1,142	0	1,142	$127,047.50
Sheila A. Penrose	49,420	2,199	0	51,619	$5,742,693.75
Ann Marie Petach	2,993	2,199	0	5,192	$577,610.00
(1) Includes shares the Director has elected to take in lieu of cash compensation and receipt of which has been deferred. No shares have been deferred under any other deferred compensation plan.

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Executive officers

We would like to introduce JLL’s current executive officers. These individuals were appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our Directors or executive officers. Information about Christian Ulbrich, our Chief Executive Officer and Chairman of our Global Executive Board, is included above under “Our 2020 Director nominees” at page 14.

Mary E. Bilbrey, 56, has been our Global Chief Human Resources Officer since 2019, and she has responsibilities for JLL corporate real estate. Ms. Bilbrey joined JLL in 2016 as Chief Human Resources Officer for the Americas and served in that capacity until 2020. Before joining JLL, Ms. Bilbrey was Executive Vice President and Head of Human Resources, HSBC USA, from 2012 to 2016. Prior to that and since 1986, she served in various positions of increasing responsibility for HSBC and Household International (which was acquired by HSBC in 2003).

Richard W. Bloxam, 48, has been our Global Chief Executive Officer, Capital Markets since 2016, and he has additional oversight for Valuations, Hotels, and Research. Mr. Bloxam was formerly the head of Capital Markets for JLL in EMEA for four years, and before that he served in various positions of increasing responsibility for JLL's Capital Markets business in EMEA.

Louis F. Bowers, 37, has been our Global Controller and Principal Accounting Officer since 2015. He previously served as JLL’s Director of Accounting Policy for one year. Before joining JLL, Mr. Bowers was Vice President and Controller at Retail Properties of America, Inc. for three years, and Manager-Audit, Real Estate at KPMG LLP for six years.

Anthony Couse, 54, has been Chief Executive Officer for our Asia Pacific business since 2016. Previously, Mr. Couse was the Managing Director of our Shanghai and East China business for almost ten years. Prior to that, he was based in our Hong Kong office, where he held positions of increasing responsibility, including head of our Agency business for Asia. Mr. Couse joined Jones Lang Wootton, one of JLL’s predecessors, in 1989.

Guy Grainger, 52, has been the Chief Executive Officer for our Europe, Middle East, and Africa business segment since 2016. Mr. Grainger was previously the Chief Executive Officer of our U.K. business, and prior to that he was the Lead Director of our U.K. Retail business. He joined JLL in 2008.

Jeff A. Jacobson, 58, has been Chief Executive Officer of LaSalle Investment Management, JLL’s investment management business segment, since 2007. From 2000 through 2006, he was Regional Chief Executive Officer of LaSalle Investment Management’s European operations. Earlier in his career, he served for twelve years in positions of increasing responsibility with LaSalle Partners, one of the predecessor corporations to JLL.

Yishai Lerner, 45, has been Co-CEO of JLL Technologies, our technology services business, since 2019 and Co-CEO of Spark, our technology investment initiative, since 2017. Mr. Lerner has been an investor in technology companies since 2009.

Patricia Maxson, 61, joined JLL in 2012as our Global Chief Human Resources Officer. She has been Chief Administrative Officer since 2018. She served as Interim Chief Financial Officer from September 2018 through March 2019, while also maintaining her role as the Global Chief Human Resources Officer through 2019. Before joining JLL, Dr. Maxson held various senior human resources positions with Merck & Co., Inc. and Rohm and Haas Company.

Neil Murray, 45, is Global Chief Executive Officer for our Corporate Solutions business and Chairman of our Global Corporate Solutions Board. He joined JLL as EMEA CEO, Corporate Solutions in 2017. Before joining JLL, Mr. Murray was CEO of Corporate Services and Region Chair for the UK and Ireland for Sodexo, Inc., where he served in various positions of increasing responsibility from 2009.

Gregory P. O’Brien, 58, has been the Chief Executive Officer for our Americas business segment since 2014. Mr. O’Brien was previously the Chief Executive Officer of our Americas Markets Solutions business, and prior to that he was Chief Executive Officer of our Americas Brokerage business. He was Chief Executive Officer of The Staubach Company prior to its merger with JLL in 2008.

Stephanie Plaines, 53, has been our Global Chief Financial Officer since 2019. Prior to joining JLL, Ms. Plaines was the US Retail Finance CFO at Starbucks from 2017 to 2019, CFO SamsClub.com at Walmart Global eCommerce from 2016 to 2017, and CFO Stop & Shop division at Ahold Delhaize from 2011 to 2016.

Mihir Shah, 45, has been Co-CEO of JLL Technologies, our technology services business, since 2019 and Co-CEO of Spark, our technology investment initiative, since 2017. Mr. Shah has been an investor in technology companies since 2009.

Judith I. Tempelman, 42, has been our Global Head of Corporate Development since 2016. Previously, Ms. Tempelman was our Chief Human Resources Officer in the Europe, Middle East and Africa region. Before that, she was based in our Singapore office, where she was Asia Pacific Head of Organizational Development.

Alan K. Tse, 48, has been our Global Chief Legal Officer and Corporate Secretary since 2018, and has responsibilities for Compliance, Internal Audit, and Risk. Before joining JLL, Mr. Tse was Senior Vice President, General Counsel and Corporate Secretary of Petco Animal Supplies, Inc., from 2016 to 2018, and Executive Vice President, General Counsel and Corporate Secretary of Churchill Downs Incorporated from 2011 to 2016.

  — Members of the Global Executive Board

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Executive
Compensation

Proposal 2 - Advisory approval of executive compensation	30
Compensation discussion and analysis	30
Executive summary	31
How we make compensation decisions	33
Competitive assessment	35
2019 base salary decisions	35
2019 Annual Incentive Plan	36
2019 GEB Long-Term Incentive Plan	40
Severance arrangements for NEOs	42
Additional information	42
Compensation Committee report	44
Executive compensation tables	45
2019 Summary Compensation Table	45
Grants of plan-based awards for 2019	47
2019 outstanding equity awards at fiscal year-end	48
Option exercises and stock vested during 2019	49
Retirement benefits	49
Nonqualified deferred compensation	49
Termination and change in control payments	50
Chief Executive Officer pay ratio disclosure	55

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Proposal 2 - Advisory approval of executive compensation

As we do every year, we are asking our shareholders to approve, on an advisory basis, the compensation of our Named Executive Officers for 2019, as described in this Executive Compensation section.

As fully described in the Compensation Discussion and Analysis (CD&A), our Board believes our executive compensation program has enabled us to retain top-quality executives who have been appropriately motivated to act in the best interests of our shareholders, clients, staff, and other stakeholders. We believe we have an executive compensation program that encompasses best practices in compensation and appropriately incentivizes strong operational and financial performance in both the current year and over the long term, thereby aligning the interests of our executives with the interests of our shareholders.

Accordingly, our Board requests that you vote to approve the following resolution:

RESOLVED, that the shareholders of Jones Lang LaSalle Incorporated approve, on an advisory basis, the compensation of its Named Executive Officers, as disclosed in JLL’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related information.

While this vote is not binding on JLL, it will provide valuable information to our Compensation Committee and management regarding investor sentiment. We will consider this information when determining executive compensation for 2020 and beyond.

The Board recommends you vote FOR the advisory say-on-pay vote approving JLL’s executive compensation.

Compensation discussion and analysis

This CD&A describes our executive compensation philosophy and program, as well as the specific compensation paid during the last fiscal year to the seven executives listed below (our Named Executive Officers, or NEOs). As part of their duties, these officers were also members of our Global Executive Board during 2019.

Name	Title
Christian Ulbrich	Chief Executive Officer and President
Stephanie Plaines(1)	Global Chief Financial Officer
Patricia Maxson(1)	Chief Administrative Officer
Jeff A. Jacobson	Chief Executive Officer, LaSalle Investment Management
Yishai Lerner(1)	Co-CEO, JLL Technologies
Gregory P. O’Brien	Chief Executive Officer, Americas
Mihir Shah(1)	Co-CEO, JLL Technologies

(1)

Dr. Maxson served as interim Global Chief Financial Officer until March 2019. Ms. Plaines joined JLL as Global Chief Financial Officer and became a member of the Global Executive Board in March 2019. Messrs. Lerner and Shah were named Co-CEOs, JLL Technologies and joined the Global Executive Board in October 2019.

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Executive summary

Principles of our executive compensation program

Compensation aligns with shareholders’ interests. A significant portion of our executives’ realized compensation aligns directly with the long-term interests of our shareholders, and our executives share with them in the performance of our stock.

There is a strong link between pay and performance. A significant portion of our executives’ compensation is at risk and aligned with achievement of our financial and long-term strategic goals.

Compensation incentivizes behaviors that drive business. Our incentive compensation plans incorporate relevant metrics and targets to drive the behaviors necessary to accomplish our short-term and long-term goals.

There is an appropriate balance between short-term and long-term compensation elements. We allocate compensation to fixed and variable pay with an appropriate mix of short-term and long-term pay elements.

We maintain good corporate governance practices and avoid incentives that may create excessive risk. Our compensation plans include specific policies and practices that mitigate risk and are designed to further align executive compensation with long-term shareholder interests.

The compensation program is easy to understand. Our compensation program is easy to communicate and understand.

Pay for performance

How we align pay with performance

We are committed to aligning the compensation of our executives with our financial and operational performance. Our Compensation Committee oversees JLL’s executive compensation program and designs that program to motivate the NEOs to increase shareholder value. Our program seeks to drive the achievement of both the short- and long-term financial and strategic goals that management establishes with the Board, without encouraging excessive risk-taking. We believe the program aligns compensation with performance in a direct and appropriate way.

Elements of executive compensation

We have three elements of total direct compensation: base salary, annual incentive plan (AIP), and long-term incentive pla (LTIP). We design our compensation program to provide balanced incentives for the NEOs to drive both annual and long-term performance. As illustrated in the charts below, in 2019, based on target performance, 88% of the total direct compensation at target was performance-based for the Chief Executive Officer and 86% of the total direct compensation at target (on average) was performance-based for the other NEOs. The variable compensation mix for the CEO and the CFO at target is 40% AlP and 60% LTIP. By 2022, the variable compensation mix at target for the remainder of the Global Executive Board will also be 40% AIP and 60% LTIP based on the following glide path: 2019: 55% AIP and 45% LTIP; 2020: 50% AIP and 50% LTIP; 2021: 45% AIP and 55% LTIP; and 2022: 40% AIP and 60% LTIP.

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Pay and performance relationship

The following tables illustrate three years of JLL’s performance and the aggregate compensation of our NEOs. The overall growth of JLL's business is represented below by adjusted diluted earnings per share and adjusted net income, which are described in more detail in Annex A to this Proxy Statement. We chose these metrics because of their high correlation with shareholder value.

Pay-for-Performance Alignment1

(1)

JLL reports its financial results in accordance with accounting principles generally accepted in the U.S. (GAAP). Adjusted diluted earnings per share and and adjusted net income as presented are non-GAAP financial measures. See Annex A to this Proxy Statement for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

(2)

NEO compensation represents total direct compensation (base salary, AIP and LTIP) for five NEOs as of December 31 of each year. Due to the change in the Long-Term Incentive Plan structure in 2018, the compensation for 2019 and 2018 includes the fair market value at grant of the LTIP. For the years which we reported more than five NEOs, this calculation only includes five NEOs and excludes compensation for any executive that exited the position during the year that gave him or her NEO status, if any, and/or the executive (excluding CEO and CFO) with the lowest summary compensation table total compensation.

Return to shareholders

The following graph compares the cumulative five-year total return to holders of JLL’s common stock relative to the cumulative total returns of the S&P 500 Index, assuming in each case an initial investment (and reinvestment of dividends) of $1,000 on December 31, 2014.

Five-Year Cumulative Total Shareholder Return

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Summary of executive compensation practices

We continually evaluate our compensation programs to ensure we are pursuing best practices in executive compensation. Below is a summary of what we do and do not do, the totality of which we believe aligns with the long-term interests of our shareholders.

What we do
Pay for performance
Build in flexibility to address the financial results of an inherently cyclical business
Maintain a balanced mix of short- and long-term focused compensation

Include double-trigger change in control provisions for LTIP stock awards
Design compensation programs to mitigate undue risk
Maintain stock ownership guidelines
Prohibit hedging or pledging of JLL stock and short-sales
Utilize an independent compensation consulting firm
Provide for clawback of certain incentives in the event of a subsequent restatement of financial statements
What we don't do
No personal perquisites of any significance
No contractual arrangements that provide for immediate change of control benefits or golden parachutes
No excise tax gross-ups upon change in control

Say-on-Pay Advisory Vote

We provide shareholders with an annual advisory vote to approve our executive compensation program.

Our current executive compensation program was first highlighted in the proxy statement for our annual meeting of shareholders held in 2018. Throughout 2018 and 2019, the core structure and elements of this program were also topics discussed as part of our regular ongoing investor engagement process, where we received overall positive feedback. Further discussion of our executive compensation program was included in our proxy statement for our annual meeting of shareholders held in 2019. Our executive compensation program remained consistent in 2019.

At our annual meeting of shareholders held in 2019, approximately 87% of the votes cast were in favor of our executive compensation program. The Compensation Committee evaluated this most recent say-on-pay result in evaluating our executive compensation program. The Compensation Committee also assessed the interaction of our compensation programs with our business objectives, reviewed peer data and received input from Exequity LLP, the Compensation Committee's independent compensation consultant.

While taking each of these factors into account with respect to NEO compensation, the Compensation Committee did not make any changes to our executive compensation program and policies as a result of the advisory vote on executive compensation at our annual meeting of shareholders held in 2019.

How we make compensation decisions

Role of the Compensation Committee

The Compensation Committee, which consists entirely of independent Directors, recognizes the importance of developing and maintaining sound principles and practices to govern Global Executive Board compensation. Through a disciplined evaluation process, we seek to establish a strong link between executive compensation and performance, in both our short-term and long-term strategic objectives, which are designed to drive shareholder value. To carry out its responsibilities, the Compensation Committee:

●

Retains, and regularly confers with independent compensation consultants to advise on the design, structure, and market competitiveness of our compensation plans;

●

Reviews market compensation data to compare our executive compensation to what other similarly-situated companies pay and to study how such companies use compensation to promote desired business outcomes and attract and retain executive talent; and

●

Considers other relevant matters, including internal equity, consistency, and accounting requirements, when fixing compensation amounts.

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Role of our Chief Executive Officer

Our Chief Executive Officer, Mr. Ulbrich, makes annual recommendations to the Compensation Committee for target total direct compensation and the appropriate “Leadership Multiplier” (defined below under “2019 Annual Incentive Plan - The Leadership Multiplier”) for each of the other NEOs. To do this, Mr. Ulbrich:

●

Reviews external market data as well as internal equity comparisons to recommend targets;

●

Evaluates in his judgment the performance of each of the other NEOs based on the goals and business objectives we established at the beginning of the year;

●

Considers the quality of the interaction and contributions of the other NEOs as members of the Global Executive Board; and

●

Compares the performance of each of the other NEOs on a relative basis, considering the different market, geographical, and cultural dynamics and challenges of each of their respective business segments.

The Compensation Committee reviews these evaluations and recommendations with Mr. Ulbrich before determining the compensation to approve.

Mr. Ulbrich also provides an assessment of his own performance during the previous year relative to his performance objectives. The Compensation Committee then meets in one or more private executive sessions without Mr. Ulbrich present to develop its own conclusions about his performance and to determine his performance rating and Leadership Multiplier.

Internal compensation resources

JLL’s Global Human Resources staff helps prepare the information the Compensation Committee needs to carry out its oversight responsibilities, using internal compensation expertise and data from publicly available sources and professional compensation consulting firms to compile comparative market compensation data and present compensation analysis.

Role of independent compensation consultant

The Compensation Committee has the authority to retain, as needed, independent counsel, compensation and benefits consultants, and other outside experts or advisors. In 2019, the Compensation Committee retained Exequity LLP as its independent compensation consultant to provide advice on matters related to the compensation of the NEOs. The Compensation Committee has assessed Exequity’s independence in light of SEC rules and NYSE listing standards, and has determined that Exequity is independent. Exequity does not advise management or receive any compensation from JLL other than in connection with its work for the Compensation Committee. Accordingly, the work performed by Exequity does not raise any conflicts of interest.

During 2019, the Compensation Committee requested Exequity to:

●

Review and comment on the agendas and supporting materials in advance of Compensation Committee meetings;

●

Review and comment on major compensation matters that management proposes, including comparative data and plan design recommendations;

●

Review the compensation matters disclosed in this Proxy Statement;

●

Provide advice on best practices for Board governance of executive compensation, current executive compensation trends, and regulatory updates; and

●

Undertake special projects or provide certain other advice.

Risk considerations

We annually consider whether our compensation policies may be reasonably expected to create incentives for our people to take risks that are reasonably likely to have a material adverse effect on either our short-term or longer-term financial results or operations. We continue to believe that our policies do not raise such risks. We also have not identified historical situations where we believe our compensation practices drove behaviors or actions that resulted in material adverse effects on our business or prospects.

The table below identifies the mechanisms we use to manage risk incentives under our Annual Incentive Plan and Long-Term Incentive Plan.

Risk Mitigation Factors

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Competitive assessment

We recognize that our compensation practices must be competitive within the broader markets where we compete. As we strive to maintain our leadership position within the global real estate services and investment management industries, it is critical that we attract, retain, and motivate executives who can help us continue to deliver on the commitments we make to our clients and shareholders. Therefore, each year the Compensation Committee compares our compensation program to those of other relevant companies.

Given the diverse nature of our businesses, which combine real estate expertise with business services, we compare ourselves to two peer groups: one consists of real estate-oriented firms, including real estate investment trusts, and the other consists of business services firms. In each case, we target companies that are similar to JLL in size, generally in a range of one-half to no more than three times our fee revenue. We do not use market capitalization as a primary selection factor since our business model is not asset-intensive like that of a real estate investment trust. Nevertheless, we think that REITs provide useful compensation comparisons since we regularly compete with them for talent.

Management annually reviews the composition of the peer groups, and the Compensation Committee then independently considers and approves the peer group lists. Each year, management recommends changes that will keep the peer groups as meaningful as possible. For purposes of our 2019 analysis, we did not make any changes to the peer groups we have used since 2017, which are shown below.

Real Estate Peer Group	Business Services Peer Group

Boston Properties Group, Inc.
CBRE Group, Inc.
Duke Realty Corporation
Forest City Enterprises, Inc.
General Growth Properties, Inc.
Host Hotels & Resorts, Inc.
Prologis, Inc.
SL Green Realty Corporation
Vornado Realty Trust

AECOM Technology Corporation
CACI International, Inc.
CGI Group, Inc.
Convergys Corporation
Dun & Bradstreet Corporation
Emcor Group, Inc.
Equifax, Inc.
Fidelity National Information Services, Inc.
Robert Half International, Inc.

We show below the median fee revenue and market capitalization for the two separate peer groups and compare those figures to our results on those metrics. This table reflects 2018 results for our peer group companies, which was the data considered by the Compensation Committee in making decisions about 2019 compensation. The table shows both 2018 and 2019 results for JLL.

Median data for market reference (in millions)	Real Estate	Business Services	JLL 2018	JLL 2019
Fee Revenue	$2,760.80	$8,130.60	$6,486.00	$7,139.20
Market Cap	$12,086.80	$6,828.20	$5,815.00	$8,974.00

The Real Estate peer group rmedian fee revenue is low compared to the Business Services peer group and to JLL because there is a limited number of publicly-traded real estate-oriented companies.

We believe the peer group and other external benchmark data relating to the JLL Chief Executive Officer, JLL Chief Financial Officer, JLL Chief Administrative Officer, and LaSalle Chief Executive Officer positions correlate to publicly available data. For the JLL Chief Executive Officer and JLL Chief Financial Officer, the external reference is the set of peer group companies above, for which data are available through their respective proxy statements. For the LaSalle comparison, we used the 2018 McLagan Real Estate Investment survey to create a custom peer group matched to LaSalle’s size as measured by assets under management. For the Chief Administrative Officer role, we used survey data from Aon and Willis Towers Watson.

For the remaining three roles (Chief Executive Officer of the Americas and Co-CEOs of JLL Technologies), we used several hierarchical and role comparisons from publicly disclosed information and various other survey matches. However, because the peer group data relating to their positions do not correlate well enough to other external data, we have determined that the currently available external data are not sufficiently reliable. Accordingly, we take an internal equity approach, anchored on data for our JLL Chief Executive Officer, JLL Chief Financial Officer, JLL Chief Administrative Officer, and LaSalle Chief Executive Officer, all of which we do believe correlate well. We then assess the remaining Named Executive Officer positions on relative size, profit contributions, and comparative performance of their respective businesses. After the internal equity comparison, we then look at the external market data and hierarchical comparisons to review from an external equity perspective.

2019 base salary decisions

We review base salaries for all our NEOs on an annual basis, as well as at the time of a promotion or other change in responsibilities. Base salaries are planned in U.S. dollars but delivered in local currency. No changes were made to the base salaries for our NEOs in 2019.

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2019 Annual Incentive Plan

Our AIP structure is designed to align our executives’ compensation with JLL’s enterprise performance, reward executives for their individual performance, and reward performance against strategic leadership goals.

The Compensation Committee establishes target AIP awards for each NEO based on extensive external and internal equity considerations as noted above. Awards are first determined based on results against JLL’s annual financial goals (both at the enterprise level, with an AIP Adjusted EBITDA Measure, and at the unit level, with a Business Unit Measure, as applicable), with payouts ranging from 0 to 150% of target.

After the Compensation Committee certifies financial performance against targets, the resulting awards are adjusted by a Leadership Multiplier (described below) ranging between 80% and 120%. Final AIP awards are delivered in cash.

Financial performance measures

The financial performance measures and weightings for our NEOs under the AIP differ based on each executive’s role.

Performance Measures*	What is it?	Who does it apply to?	Why do we use it?
AIP Adjusted EBITDA Measure

Our externally reported EBITDA (earnings before income tax, depreciation and amortization), adjusted to exclude net non-cash mortgage servicing rights and mortgage banking derivative activity, along with certain restructuring and acquisition charges (which for the last two years has only represented fair value adjustments to earn-out liabilities from acquisitions).

AIP Adjusted EBITDA Measure represents 100% of the financial performance basis of the AIP awards made to Mr. Ulbrich, our CEO, Ms. Plaines, our CFO, and Dr. Maxson, our Chief Administrative Officer.

AIP Adjusted EBITDA Measure represents 67% of the financial performance basis of the AIP awards made to Messrs. Jacobson and O'Brien.

AIP Adjusted EBITDA Measure for Messrs. Lerner and Shah was calcluated for the period of October 1, 2019 through December 31, 2019, the time Messrs. Lerner and Shah spent as Global Executive Board members in 2019, and this amount was used as part of the basis of the AIP awards made to these NEOs.

We use AIP Adjusted EBITDA as one measure to tie our NEOs to our global corporate performance in the short term for the annual cash variable compensation program. This measure, combined with a business unit and/or regional financial metric create a balance between global and business unit and/or regional performance.

AIP Adjusted Business Unit Measures

A variation of the operating income reported for our Americas and LaSalle business units adjusted from other externally reported figures to reflect how certain platform costs are allocated and other internal management considerations.

The AIP Adjusted Business Unit Measure represents 33% of the financial performance basis of of the AIP award made to Messrs. Jacobson and O'Brien.

We utilize an AIP Adjusted Business Unit Measure to provide a line of sight financial performance incentive to our regional and business line NEOs. This measure, combined with a global financial metric create a balance between global and business unit and/or regional performance.

*

AIP Adjusted EBITDA Measure and the AIP Adjusted Business Unit Measures as presented are non-GAAP financial measures used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

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For each of the AIP Adjusted EBITDA Measure and the AIP Adjusted Business Unit Measures, the Compensation Committee sets a performance target, a threshold performance at 70% of target, and a maximum performance at 130% of target. As shown below, the Compensation Committee used JLL’s actual financial performance to calculate the performance basis of the AIP awards for each of the NEOs.

AIP Adjusted EBITDA Measure(1)

(1)

AIP Adjusted EBITDA as presented is a non-GAAP financial measure used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

(2)

Achievement of threshold performance results in a payout of 50% of the target bonus amount, achievement of target performance results in a payout of 100% of the target bonus amount, and achievement of maximum performance results a payout of 150% of the target bonus amount, with a straight-line interpolation applied to results between goals to calculate payout percentage earned. Achievement below threshold results in no payment.

AIP Adjusted Business Unit Measures(1)

(1)

AIP Adjusted Operating Income - Americas and AIP Adjusted Operating Income - LaSalle as presented are non-GAAP financial measures used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

(2)

Achievement of threshold performance results in a payout of 50% of the target bonus amount, achievement of target performance results in a payout of 100% of the target bonus amount, and achievement of maximum performance results a payout of 150% of the target bonus amount, with a straight-line interpolation applied to results between goals to calculate payout percentage earned. Achievement below threshold results in no payment. Payout earned for the AIP Adjusted Operating Income - LaSalle was capped at 150%.

JLL Spark incentive plan

In 2019, Messrs. Lerner and Shah were also participants in an incentive compensation plan for the JLL Spark business unit. In determining the amounts payable to Messrs. Lerner and Shah as incentive compensation for 2019, recognizing the change in their duties and responsibilities as of October 1, 2019 when they were named as Co-CEOs of JLL Technology and joined the Global Executive Board, the Compensation Committee reviewed the performance of the JLL Spark business unit in 2019 and determined to make awards under the JLL Spark incentive plan, prorated for the period from January 1, 2019 to September 30, 2019, payable at 100%. These awards, along with the AIP Adjusted EBITDA awards described above, were used to calculate the basis of the incentive awards made to Messrs. Lerner and Shah by the Compensation Committee.

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Calculated Award Performance Basis

The Compensation Committee set the AIP target bonus amounts for our NEOs shown in the table below through the process described previously. The performance basis of the awards for each NEO was calculated based on the following components:

Executive	(A) Bonus Target	(B) AIP Adjusted EBITDA Measure Payout Percentage	(C) AIP Adjusted Business Unit Measure Payout Percentage	(D) Weighting	(E) AIP Adjusted EBITDA Measure Payout (A)x(B)x(D)	(F) AIP Adjusted Business Unit Measure Payout (A)x(C)x(D)	Calculated Performance Basis of Award (E)+(F)
Christian Ulbrich	$3,000,000	111.2%	N/A	100%	$3,335,000	N/A	$3,335,000
Stephanie Plaines	$1,000,000	111.2%	N/A	100%	$1,112,000	N/A	$1,112,000
Patricia Maxson	$935,000	111.2%	N/A	100%	$1,039,000	N/A	$1,039,000
Jeff A. Jacobson	$2,200,000	111.2%		67%	$1,639,000		$2,728,000
			150%	33%		$1,089,000
Yishai Lerner(1)	$619,000	111.2%		100%	$688,000		$2,188,000
	$1,500,000		N/A	N/A	-	$1,500,000
Gregory O’Brien	$2,585,000	111.2%		67%	$1,925,000		$2,919,000
			116.5%	33%		$994,000
Mihir Shah(1)	$619,000	111.2%		100%	$688,000		$2,188,000
	$1,500,000		N/A	N/A		$1,500,000

(1)

The Compensation Committee set $619,000 as the AIP portion of the bonus target for Messrs. Lerner and Shah as of October 1, 2019, the date they joined the Global Executive Board, and reflects the fact that they were members of the Global Executive Board only for the period of October 1 through December 31, 2019. The figures shown in (C) and (F) represent the payout percentage and earned bonus for Messers Lerner and Shah under the JLL Spark incentive plan for for 2019.

The Leadership Multiplier

The criteria used to determine the Leadership Multiplier are:

●

MyPerformance objectives;

●

leadership behaviors;

●

unforeseen significant market events;

●

M&A or divestiture activity; and

●

performance not captured by the financial metrics.

MyPerformance is the performance management system we implemented in 2018.

Using these criteria, the Compensation Committee determines the Leadership Multiplier for the Chief Executive Officer. The Compensation Committee considers the assessment and recommendation of the Chief Executive Officer when determining the Leadership Multiplier for the other NEOs. The Leadership Multiplier can very from 80% to 120% and may be different from NEO to NEO.

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The Leadership Multiplier for each NEO was determined based on the following considerations:

Executive	Leadership Multiplier	Rationale
Christian Ulbrich	115%	Progressed Beyond goals through transforming business structures, strategic acquisition, key leadership appointments, and product orientation for strategic growth
Stephanie Plaines	100%	Established foundational leadership structure for JLL Finance, key contributor to strategic acquisition, newly appointed to role in 2019
Patricia Maxson	115%	Achieved functional operational efficiencies, completed implementation of JLL Finance technology platform, key contributor to strategic acquisition
Jeff A. Jacobson	100%

Achieved outstanding incentive fee results, strong improvement in annuity earnings EBITDA margins, drove focused growth in assets under management in flagship open-end funds, slightly slow on leadership decisions in Europe and restructuring of the JLL Securities business

Yishai Lerner	100%

Established JLL Technologies business strategy to accelerate JLL’s digital transformation, executed multiple investments into the JLL Spark Fund with strong initial results, newly appointed to role in 2019

Gregory O'Brien	120%	Demonstrated strong leadership through the acquisition and integration of HFF Inc., supported multiple business transformations while maintaining high engagement and achieving business results
Mihir Shah	100%

Established JLL Technologies business strategy to accelerate JLL’s digital transformation, executed multiple investments into the JLL Spark Fund with strong initial results, newly appointed to role in 2019

Determination of 2019 AIP awards

Based on the financial performance results and the Leadership Multipliers, the following annual bonuses were earned in 2019:

Executive	Calculated Performance Basis of Award	Leadership Multiplier	Final Cash AIP Award
Christian Ulbrich	$3,335,000	115%	$3,835,000
Stephanie Plaines	$1,112,000	100%	$1,112,000
Patricia Maxson	$1,039,000	115%	$1,195,000
Jeff A. Jacobson	$2,728,000	100%	$2,728,000
Yishai Lerner	$2,188,000	100%	$2,188,000
Gregory O'Brien	$2,919,000	120%	$3,503,000
Mihir Shah	$2,188,000	100%	$2,188,000

We provide additional information about the cash payments under the AIP to our NEOs below in the Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.”

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2019 GEB Long-Term Incentive Plan

JLL has a long-term incentive plan specifically for members of our Global Executive Board (the GEB LTIP). The GEB LTIP is designed to align executives’ interests with the interests of our shareholders, align executives’ compensation with JLL’s enterprise performance, and reward performance against JLL’s long-term strategic goals. The GEB LTIP provides for annual awards of performance share units (PSUs) that cliff vest at the end of three years based on JLL’s performance against prescribed financial and strategic metrics.

The Compensation Committee establishes target GEB LTIP award amounts for each NEO based on extensive external and internal equity considerations. Awards are calculated based on JLL’s results for three long-term metrics, with payouts ranging from 0 to 150% for each. PSUs are settled in JLL common stock.

Performance metrics

The following table describes our long-term performance metrics and explains how they align with shareholders’ interests.

Performance Measures	What is It?	When is it assessed?	Why do we use it?
U.S. GAAP Diluted EPS

U.S. GAAP Diluted EPS is measure of JLL's GAAP profit allocated to each outstanding share of stock, including the dilutive impact of our common stock equivalents. U.S. GAAP Diluted EPS is calculated as (i) net income attributable to common shareholders (ii) divided by the weighted average number of common shares outstanding inclusive of the dilutive impact of our common stock equivalents.

		After three years for cumulative performance	Aligns compensation to a key indicator of JLL's performance and returns on shareholder equity
Beyond Goals	Goals seeking to drive achievement of JLL's long-term strategic priorities.	At three years, or after three years for cumulative performance, as applicable	Rewards achievement of long-term business/strategic priorities
Relative TSR

JLL's TSR is ranked versus the companies in the S&P 500. The beginning share price for the performance period is the average closing price of JLL's common stock for the final 20 trading days of the calendar year that precedes the start of the performance period, and the final share price for performance period is the average closing price of JLL's common stock for the final 20 trading days of such performance period.

		After three years for cumulative performance	Aligns compensation to delivering shareholder value

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There are nine Beyond goals, originating from our Beyond strategy, that fall within our Growth, Clients and People pillars. The goals are scored individually and weighted equally. The following graphic summarizes the Beyond goals for the 2019-2021 performance period.

Three-Year Beyond Goals

2019-2021

Clients	People	Growth
• Global Digital Business • Global Valuations Business Line • Profitability of top 75 clients	• Reduce voluntary attrition • Improve leadership diversity • Expand senior leader capability	• GAAP revenue-per-FTE • Comp-to-Revenue reduction • Functional cost efficiencies

For each of the U.S. GAAP Diluted EPS and Beyond goals performance metrics, the Compensation Committee sets a threshold, target, and maximum goal with an associated payout. Our specific U.S. GAAP Diluted EPS goals are shown below. We do not disclose details regarding our U.S. GAAP Diluted EPS goals and Beyond goals for competitive reasons, but they are meant to be challenging but attainable with superior effort. The payouts for achievement of our U.S. GAAP Diluted EPS goals and Beyond goals are shown below.

U.S. GAAP Diluted EPS and Beyond Goals Achievement	Payout for U.S. GAAP Diluted EPS and Beyond Goals (as a % of target)*
Threshold (70% of target)	50%
Target	100%
Maximum (130% of target)	150%
* straight-line interpolation for results between goals.

The Relative TSR metric will pay out based on our TSR ranking within the S&P 500 Index, as follows:

TSR percentile rank in the S&P 500	Payout (as a % of target)*
30th	50%
60th	100%
90th	150%
* straight-line interpolation for results between goals.

Determination of 2019 GEB LTIP grants

The table below represents the grant date fair market value of target PSUs awarded on April 11, 2019 (Ms. Plaines, Dr. Maxson and Messrs. Ulbrich, Jacobson, and O'Brien) and October 14, 2019 (Messrs. Lerner and Shah), under the 2019 GEB LTIP.

	U.S. GAAP Diluted EPS (50% weighting) (#)	Beyond Goals (40% weighting) (#)	Relative TSR (10% weighting) (#)	Total PSUs Granted (#)	Value(1)
Christian Ulbrich	14,358	11,486	2,871	28,715	$4,368,413
Stephanie Plaines	4,786	3,829	957	9,572	$1,456,188
Patricia Maxson	2,441	1,953	488	4,882	$742,699
Jeff A. Jacobson	3,191	2,552	638	6,381	$970,742
Yishai Lerner	7,203	5,763	1,440	14,406	$2,025,051
Gregory P. O’Brien	6,748	5,399	1,349	13,496	$2,053,146
Mihir Shah	7,203	5,763	1,440	14,406	$2,025,051

(1)

The amounts we report in this column reflect the grant date fair values of PSU awards to our NEOs computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation.

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Restricted stock units

We issued restricted stock units (RSUs) under our existing Stock Award and Incentive Plans to certain of our NEOs in 2019. Restricted stock units were granted to Dr. Maxson to recognize her interim role as CFO. Restricted stock units were granted to Ms. Plaines as part of her 2019 New Hire Employment Agreement. Restricted stock units were granted to each of Messrs. Lerner and Shah as part of his 2018 New Hire Employment Agreement and his 2019 Co-CEO JLL Technologies Employment Agreement. All such restricted stock units vest over a three-year or four-year period contingent generally upon continued service with JLL. The grant dates, vesting schedules, and other information about these RSU grants can be found in footnote 3 to the “Grants of plan-based awards for 2019” table on page 47.

The LaSalle LTIP

Jeff A. Jacobson, CEO of LaSalle Investment Management, participates in the LaSalle LTIP as well as the GEB LTIP. Mr. Jacobson’s award under the LaSalle LTIP is delivered in restricted stock units.

The LaSalle LTIP is funded by the sum of 15% of the gross incentive fees earned by LaSalle Investment Management and 5% of that entity’s global pre-bonus EBITDA (net of incentive fees). The resulting pool is reduced to the extent necessary to ensure that the ratio of total compensation to total revenue does not exceed 60% for any given year. (This ratio is calculated using the gross LaSalle LTIP award in the year earned and not the U.S. GAAP amortization expense reflected in LaSalle’s financial statements.) LaSalle executives are granted a fixed number of participant points against the pool at the start of each three-year performance period, and then receive awards based on actual performance. We expect adjustments to the LaSalle LTIP for 2020 and forward, including changes to the funding percentages identified above.

We provide information below in the Summary Compensation Table and in footnote 3 to the “Grants of plan-based awards for 2019” table on page 47 about the specific awards to Mr. Jacobson under the LaSalle LTIP.

Severance arrangements for NEOs

We currently maintain a Severance Pay Plan for full-time employees in the U.S., including executive officers. To be eligible to receive benefits under the Severance Pay Plan, an employee must be involuntarily terminated from employment under specified circumstances and also must meet certain other conditions. Severance benefits are the same regardless of whether severance is related to a change in control or other circumstances.

Benefits under the Severance Pay Plan include:

●

base severance equal to one-half month of base pay in effect at the time of the employment termination, and

●

enhanced severance if the employee executes a severance agreement and general release in favor of JLL.

Enhanced severance is (i) a multiple of base pay that varies with the circumstances of termination and is otherwise based on an employee’s position level and length of service, (ii) reimbursement for certain health care insurance costs, and (iii) outplacement for professional employees. The maximum benefit available under the Severance Pay Plan is fifteen months of base pay. For employees terminated after June 30 of any given year and before annual incentives are paid for that year, enhanced severance also includes a pro-rated annual incentive payment, calculated based on the employee’s target annual incentive for the year of termination, subject to JLL’s then-existing practice of determining annual incentive payments.

Under a provision of the Severance Pay Plan that we specifically established to cover members of our Global Executive Board, each of the NEOs would be eligible (regardless of length of service or location) to receive a minimum of twelve months of base salary, plus an amount equal to the individual’s target annual incentive for the year of termination, as enhanced severance if that executive’s employment is involuntarily terminated by JLL without cause. To the extent applicable, a Global Executive Board participant who is also eligible to receive severance payments under any other plan, program or arrangement provided to employees in countries other than the U.S. may elect whether to receive payments under such other arrangement rather than the Severance Pay Plan, but may not receive payments under both. In any event, the maximum benefit under the Severance Pay Plan remains at fifteen months (excluding potential for a prorated share under the annual incentive plan based on the individual’s exit date) if a participant has sufficient tenure to exceed the twelve-month minimum.

The potential severance benefits we make available to our NEOs are designed to help us retain them as we compete for talented employees in a marketplace for global talent where similar (if not often greater) protections are commonly offered. We intend for severance benefits to ease an employee’s transition due to an unexpected employment termination. As our severance benefits would also be available in the case of a termination that followed a change in control, our severance arrangements may encourage employees to remain focused on JLL’s business in the event of rumored or actual fundamental corporate changes. We do not provide any tax gross-ups on severance payments under any circumstances.

Additional information

Stock ownership guidelines

In order to further align the long-term interests of our key employees with the interests of our shareholders, we have established stock ownership guidelines for members of our Global Executive Board (which includes all our NEOs).

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Our Chief Executive Officer is required to maintain equity ownership of at least six times his annual base salary. The other NEOs must maintain equity ownership of at least four times their respective annual base salaries. In all cases, members of the Global Executive Board must retain 100% of all shares acquired on the vesting of equity awards or the exercise of stock options until compliance with the minimum ownership requirement is achieved. After a Global Executive Board Member attains the minimum required ownership level, he or she must hold 50% of any shares acquired on the vesting of equity awards or the exercise of stock options for two years following such vesting or exercise. As of April 8, 2020, all NEOs for 2019 meet or exceed their respective stock ownership guidelines except for Ms. Plaines, who joined JLL in March 2019.

Clawback Policy

The Compensation Committee has adopted a Clawback Policy that is applicable to our NEOs, other members of our Global Executive Board, and such other executives and key contributors as the Compensation Committee may designate from time to time. The policy provides that if the Compensation Committee determines that one or more of such individuals committed any fraud or intentional misconduct that caused JLL, directly or indirectly, to restate its financial statements, the Compensation Committee may require reimbursement of any compensation paid or awarded under the GEB LTIP in the past 36 months, and may cancel unvested restricted stock awards granted under that plan in the past 36 months, to the extent such compensation would not have been paid and such stock awards would not have been awarded based on the restated financial results.

Change in control benefits

Other than as the result of the severance benefits we describe below under the heading “Termination and change in control payments,” we do not have enhanced severance benefits for any of our NEOs that would specifically result from a change in control of JLL. We do not provide any tax gross-ups on severance payments under any circumstances.

Each of our Stock Award and Incentive Plans, under which all restricted stock units and PSUs have been granted, provides that, unless otherwise determined by the Compensation Committee, all unvested equity under our long-term incentive compensation plans have a “double trigger” in the case of a change in control. In other words, the executive’s employment must be terminated after the change in control to trigger accelerated vesting.

Certain tax matters

We will continue to monitor issues concerning the tax deductibility of executive compensation and will take appropriate action if we believe it is warranted. Since corporate objectives and strategic needs may not always be consistent with the requirements of full deductibility, we expect, if we believe it is appropriate, to enter into compensation arrangements or provide compensation under which payments will not be fully deductible.

Perquisites

We do not provide personal perquisites (such as personal use of corporate aircraft) of any significance to our NEOs. In appropriate circumstances, we do provide reimbursement for certain expatriate expenses, all of which we disclose in the Summary Compensation Table. Mr. Ulbrich’s car allowance is aligned with market practice when compared to his Chief Executive Officer peers in Europe.

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Compensation Committee report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis presented in this Proxy Statement. Based on such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Hugo Bagué (Chair)
Samuel A. Di Piazza, Jr.
Ming Lu
Deborah H. McAneny
Sheila A. Penrose

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Executive compensation tables

The following tables and footnotes set forth information regarding forms of compensation for the NEOs during each of 2019, 2018, and 2017, except fiscal year 2017 information for Dr. Maxson and fiscal year 2017 and 2018 information for Ms. Plaines and Messrs. Lerner and Shah, because they were not NEOs in those years.

Except as specified, the footnote disclosures below generally relate only to compensation for 2019. We included footnotes to compensation for prior years in the proxy statements relating to those years.

2019 Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation(4)	Total
Christian Ulbrich Chief Executive Officer and President	2019	$1,000,000	$—	$4,368,413	$—	$3,835,000	$—	$95,250	$9,298,663
	2018	$970,328	$—	$4,332,965	$—	$4,167,341	$—	$77,448	$9,548,082
	2017	$809,858	$—	$2,460,000	$—	$5,841,000	$—	$108,143	$9,219,001
Stephanie Plaines Chief Financial Officer	2019	$500,000	$—	$1,806,174	$—	$1,112,000	$—	$510	$3,418,684
Patricia Maxson(5) Interim Chief Financial Officer and Chief Administrative Officer	2019	$500,000	$—	$2,242,655	$—	$1,195,000	$—	$12,852	$3,950,507
	2018	$500,000	$—	$385,031	$—	$874,000	$—	$9,172	$1,768,203
Jeff A. Jacobson Chief Executive Officer LaSalle Investment Management	2019	$500,000	$—	$2,852,242	$—	$2,728,000	$—	$12,538	$6,092,780
	2018	$500,000	$—	$770,225	$—	$5,020,500	$—	$12,242	$6,302,967
	2017	$400,000	$—	$—	$—	$4,457,000	$—	$15,704	$4,872,704
Yishai Lerner Co-CEO, JLL Technologies	2019	$500,000	$—	$5,025,031	$—	$2,188,000	$—	$7,814	$7,720,845
Gregory P. O’Brien Chief Executive Officer Americas	2019	$500,000	$—	$2,053,146	$—	$3,503,000	$—	$12,413	$6,068,559
	2018	$500,000	$—	$1,810,274	$—	$3,819,000	$—	$8,165	$6,137,439
	2017	$400,000	$—	$1,501,000	$—	$3,608,000	$—	$33,435	$5,542,435
Mihir Shah Co-CEO, JLL Technologies	2019	$500,000	$—	$5,025,031	$—	$2,188,000	$—	$7,439	$7,720,470

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(1)

We pay the annual base salary and non-equity incentive plan compensation to Mr. Ulbrich in Euros, the currency of the country where he resides. In 2019, the amounts of Mr. Ulbrich’s annual base salary and non-equity incentive plan compensation were determined in U.S. dollars and then converted into Euros at the prevailing exchange rate. As part of a series of measures taken by JLL in response to extraordinary business challenges brought on by the current COVID-19 global pandemic crisis, effective as of April 1, 2020, the CEO and the Global Executive Board agreed by irrevocable waiver to forego receipt of 50% of the annual base salary that would otherwise be payable to him or her during the remainder of 2020.

(2)

The amounts we report in this column reflect the grant date fair values of stock awards we made to our NEOs computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. In accordance with SEC rules, the amounts included in the column for the PSU awards granted during 2019 are calculated based on the probable outcome of the performance conditions (assumed at target) for such awards on the grant date. If the probable outcome of the performance conditions as of grant date had been maximum performance, then the grant date fair value of the PSUs would have been as follows: Mr. Ulbrich — $6,552,619; Ms. Plaines— $2,184,283; Dr. Maxson — $1,114,048; Mr. Lerner — $3,037,577; Mr. Jacobson — $1,456,112; Mr. O’Brien — $3,079,720; and Mr. Shah— $3,037,577. In addition, the amount in this column includes restricted stock units for Ms. Plaines - $349,986; Dr. Maxson - $1,499,957; Mr. Lerner - $2,999,979; Mr. Shah - $2,999,979 and Mr. Jacobson - $1,881,500 (awarded under the LaSalle LTIP). The award for Mr. Jacobson, which was made in February 2019, was reported in last year’s Summary Compensation Table as Non-Equity Incentive Plan Compensation for 2018. See footnote 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for a discussion of the relevant assumptions used in calculating the amounts.

(3)

The amounts in this column reflect annual incentive cash payments we made under the AIP. For Messrs. Lerner and Shah, the amount includes $1,500,000 awarded to each under the JLL Spark 2019 Incentive Plan.

(4)

The amounts in this column reflect the All Other Compensation with the details for 2019 referenced in the table below.

(5)

Dr. Maxson served as Interim Chief Financial Officer until March 2019.

All other compensation

	401(k) Match or Pension Contribution	Life, Healthcare and Healthcare Bonus	Car Allowance/Car Lease(1)	Tax Preparation Services	Total
Christian Ulbrich	$25,003	$20,125	$40,597	$9,525	$95,250
Stephanie Plaines	$0	$510	$0	$0	$510
Patricia Maxson	$11,200	$1,652	$0	$0	$12,852
Jeff A. Jacobson	$11,200	$1,338	$0	$0	$12,538
Yishai Lerner	$7,092	$722	$0	$0	$7,814
Gregory P. O’Brien	$11,200	$1,213	$0	$0	$12,413
Mihir Shah	$7,092	$347	$0	$0	$7,439
(1) For Mr. Ulbrich, this includes the actual lease paid and car allowance.

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Grants of plan-based awards for 2019

The following table sets forth information about stock and cash awards, the totals of which are reflected in the Summary Compensation Table above, that we made to the NEOs under our 2019 AIP and our existing Stock Award and Incentive Plans, including under the GEB LTIP and the LaSalle LTIP.

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts under Equity Incentive Plan Awards(2)				Grant Date Fair Value of Stock Awards(4)
		Type of Award	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards Number of Shares of Stock or Units(3)
Christian Ulbrich		AIP	$1,500,000	$3,000,000	$4,500,000	—	—	—	—	—
	4/11/2019	PSU	—	—	—	14,358	28,715	43,073	—	$4,368,413
Stephanie Plaines		AIP	$500,000	$1,000,000	$1,500,000	—	—	—	—	—
	3/20/2019	RSU	—	—	—	—	—	—	2,279	$349,986
	4/11/2019	PSU	—	—	—	4,786	9,572	14,358	—	$1,456,188
Patricia Maxson		AIP	$467,500	$935,000	$1,402,500	—	—	—	—	—
	1/1/2019	RSU	—	—	—	—	—	—	11,848	$1,499,957
	4/11/2019	PSU	—	—	—	2,441	4,882	7,323	—	$742,699
Jeff A. Jacobson		AIP	$1,100,000	$2,200,000	$3,300,000	—	—	—	—	—
	2/21/2019	RSU	—	—	—	—	—	—	11,383	$1,881,500
	4/11/2019	PSU	—	—	—	3,191	6,381	9,572	—	$970,742
Yishai Lerner		AIP	$1,237,500	$2,475,000	$3,712,500	—	—	—	—	—
	1/16/2019	RSU	—	—	—	—	—	—	3,637	$499,942
	10/14/2019	RSU	—	—	—	—	—	—	17,785	$2,500,037
	10/14/2019	PSU	—	—	—	7,203	14,406	21,609	—	$2,025,051
Gregory P. O’Brien		AIP	$1,292,500	$2,585,000	$3,877,500	—	—	—	—	—
	4/11/2019	PSU	—	—	—	6,748	13,496	20,244	—	$2,053,146
Mihir Shah		AIP	$1,237,500	$2,475,000	$3,712,500	—	—	—	—	—
	1/16/2019	RSU	—	—	—	—	—	—	3,637	$499,942
	10/14/2019	RSU	—	—	—	—	—	—	17,785	$2,500,037
	10/14/2019	PSU	—	—	—	7,203	14,406	21,609		$2,025,051

(1)

Represents Threshold, Target and Maximums under our 2019 incentive plans, including the JLL Spark incentive plan for Messrs. Shah and Lerner. The AIP awards 50% of the target bonus amount for threshold performance, 100% for target performance and 150% for maximum performance. Applying the Leadership Multiplier, the initial calculated award can be adjusted in a range between a maximum of 120% and minimum of 80% of the calculated award.

(2)

The GEB LTIP awards 50% of the target number of PSUs for threshold performance, 100% for target performance and 150% for maximum performance. The PSUs vest after the three-year performance period based on JLL's performance. Treatment of 2019 PSUs at different exit scenarios is as follows: death or disability – fully vest at target and are awarded within 60 days; voluntarily resign or are involuntarily terminated with or without cause – forfeited; retirement – vest based on actual performance at the end of the performance period.

(3)

RSUs, contingent generally upon continued service with JLL, were granted to: Dr. Maxson to recognize her interim role as CFO (vesting annually over three years); Ms. Plaines as part of her new 2019 New Hire Employment Agreement (vesting as to 651, 651 and 977 shares on the first three anniversaries of the grant date); Messrs. Lerner and Shah in January 2019 as part of his 2018 New Hire Employment Agreement (vesting annually over four years) and in October 2019 as part of his Co-CEO JLL Technologies Employment Agreement (vesting annually over three years). Mr. Jacobson’s RSUs were issued under the LaSalle LTIP (vesting annually over three years). RSUs are treated as follows at different exit scenarios: death or disability – fully vest at target and are awarded within 60 days; voluntarily resign or are involuntarily terminated with or without cause – forfeited; retirement – continue to vest as scheduled other Dr. Maxson's 2019 RSUs, which will forfeit upon retirement.

(4)

The amounts we report in this column reflect the grant date fair values of stock awards made to our NEOs computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. If the outcome of the performance conditions as of grant date had been maximum performance, then the grant date fair value of the PSUs would have been as follows: Mr. Ulbrich — $6,552,619; Ms. Plaines — $2,184,283; Dr. Maxson — $1,114,048; Mr. Jacobson — $1,456,112; Mr. Lerner — $3,037,577; Mr. O’Brien — $3,079,720; and Mr. Shah — $3,037,577. See footnote 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for a discussion of the relevant assumptions used in calculating the amounts.

JLL ❘ 2020 Proxy Statement 47

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2019 outstanding equity awards at fiscal year-end

The following table sets forth information concerning the number and value of unvested restricted stock units and PSUs as of December 31, 2019. The stock awards reported in this table were all made under our existing Stock Award and Incentive Plans. None of our NEOs have outstanding stock options.

Name	Stock Awards
	Number of Units of Stock that Have Not Vested (1)	Market Value of Units of Stock that Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned PSUs that Have Not Vested(3)	Equity Incentive Plan Awards: Market Value of Unearned PSUs that Have Not Vested(4)
Christian Ulbrich	15,474	$2,693,868	55,099	$8,701,377
Stephanie Plaines	2,279	$396,751	9,572	$1,456,188
Patricia Maxson	14,115	$2,457,280	7,227	$1,127,729
Jeff A. Jacobson	12,303	$2,141,829	11,071	$1,740,966
Yishai Lerner	26,363	$4,589,534	14,406	$2,025,051
Gregory P. O’Brien	10,799	$1,879,997	24,519	$3,863,420
Mihir Shah	26,363	$4,589,534	14,406	$2,025,051

(1)

Vesting terms described below for unvested restricted stock units.

(2)

The market value is based on the closing price of JLL common stock on the NYSE on December 31, 2019, which was $174.09.

(3)

The number of PSUs reflect target performance. The PSUs granted in 2018 will vest in 2021, and the PSUs granted in 2019 will vest in 2022, in each case after the three-year cumulative performance period.

(4)

The amounts we report in this column reflect the grant date fair values of stock awards made to our NEOs computed in accordance with the Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation-Stock. See footnote 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for a discussion of the relevant assumptions used in calculating the amounts.

Vesting terms for unvested restricted stock units

	3 Year Ratable	4 Year Ratable	3 Year Cliff	50% 3 year & 50% 5 year	Total
Christian Ulbrich	15,474	0	0	0	15,474
Stephanie Plaines	2,279	0	0	0	2,279
Patricia Maxson	14,115	0	0	0	14,115
Jeff A. Jacobson	11,383	0	0	920	12,303
Yishai Lerner	17,785	8,578	0	0	26,363
Gregory P. O’Brien	9,572	0	0	1,227	10,799
Mihir Shah	17,785	8,578	0	0	26,363
	Vesting in 2020	Vesting in 2021	Vesting in 2022	Vesting in 2023	Total
Christian Ulbrich	10,410	5,064	0	0	15,474
Stephanie Plaines	651	651	977	0	2,279
Patricia Maxson	5,495	4,671	3,949	0	14,115
Jeff A. Jacobson	4,715	3,794	3,794	0	12,303
Yishai Lerner	8,486	8,484	8,484	909	26,363
Gregory P. O’Brien	7,709	3,090	0	0	10,799
Mihir Shah	8,486	8,484	8,484	909	26,363

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Option exercises and stock vested during 2019

The following table sets forth information about grants of restricted stock units made prior to 2019 that vested in 2019. None of the NEOs exercised any options during 2019, and none of them have any options outstanding.

Name	Stock Awards
	Number of Shares Acquired on Vesting	(1)	Value Realized on Vesting	(2)
Christian Ulbrich	24,364		$3,758,921
Stephanie Plaines	0		$0
Patricia Maxson	2,951		$476,281
Jeff A. Jacobson	1,097		$183,407
Yishai Lerner	1,648		$221,936
Gregory P. O’Brien	11,949		$1,968,798
Mihir Shah	1,648		$221,936

(1)

Numbers of shares shown represents the total number of shares vested, including shares withheld for tax obligations, if applicable.

(2)

Values shown represent the per share closing price of our common stock on the NYSE on the respective vesting dates for the restricted stock units indicated. RSUs shown in the table vested on January 15, 2019, with a related price per share of $134.67; February 15, 2019, with a related price per share of $164.52; February 22, 2019, with a related price per share of $165.29; February 25, 2019, with a related price per share of $167.19; March 1, 2019, with a related price per share of $165.12; June 17, 2019 with a related price per share of $133.13; and on July 1, 2019 with a related price per share of $140.69.

Retirement benefits

For 2019, we did not have a defined benefit retirement plan for any of our NEOs. All of JLL's contributions we describe below are reflected in the Summary Compensation Table on page 45 under the column “All Other Compensation.” As employees within the U.S., each of Ms. Plaines, Dr. Maxson and Messrs. Lerner, Jacobson, O’Brien and Shah was eligible to participate in the U.S. Savings and Retirement Plan, a defined contribution plan qualified under Section 401(k) of the Internal Revenue Code, on the same terms and conditions that apply to our U.S. employees generally. The maximum annual matching contribution by JLL for each person who participates in the 401(k) Plan, effective after such person has been employed for twelve months, is currently $11,200.

Nonqualified deferred compensation

The following table sets forth information concerning the voluntary participation by certain of our NEOs in our U.S. Deferred Compensation Plan. JLL employees who are taxpayers in the U.S. may provide contributions to the U.S. Deferred Compensation Plan. The U.S. Deferred Compensation Plan is a nonqualified deferred compensation program that enables eligible participants to voluntarily defer up to 100% of AIP and vested restricted stock unit awards, and up to 75% of annual base salary. Amounts shown below are as of December 31, 2019. Mr. Ulbrich is not eligible to participate in this plan. Ms. Plaines and Messrs. Lerner, O’Brien, and Shah were eligible but chose not to participate in 2019.

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings (Losses) in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
Patricia Maxson	$0	$0	$455,496	$2,421,944
Jeff A. Jacobson	$0	$0	$41,294	$173,127

JLL ❘ 2020 Proxy Statement 49

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Termination and change in control payments

The following tables provide a summary of the approximate amounts that we would be obligated to pay to each of our NEOs following or in connection with a termination that results from:

●

Voluntary termination by the Named Executive Officer;

●

Involuntary termination of the Named Executive Officer;

●

Retirement, including the definition of retirement under our Stock Award and Incentive Plans; or

●

A change in control of JLL.

Our Severance Pay Plan is applicable to each of our NEOs, as members of our Global Executive Board.

Christian Ulbrich

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC - Involuntary Termination
Cash Severance Benefit(2)(3)	$—	$4,038,462	$—	$—	$4,038,462
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$—	$—	$—	$—
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(4)	$—	$3,000,000	$—	$—	$3,000,000
Retirement Plan Benefits	$—	$—	$—	$—	$—
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$10,541,324	$—	$7,208,719
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$—	$—	$—	$—
Total Value of Payments	$—	$7,038,462	$10,541,324	$—	$14,247,181
Notes:
(1)

Assumes Mr. Ulbrich's date of termination is December 31, 2019 and the price per share of our common stock on the date of termination is $174.09 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2019). All outstanding unvested restricted stock units held by Mr. Ulbrich will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved, though the PSUs awarded to Mr. Ulbrich in 2018 are subject to proration on retirement.

(2)

Determined in U.S. dollars. Mr. Ulbrich’s annual base salary and certain other compensation in 2019 was determined in U.S. dollars and then converted into Euros at the prevailing exchange rate for each applicable payment date.

(3)

Involuntary termination provides current severance benefits under our Severance Pay Plan. Other than the severance benefit we describe above, we do not have any additional or enhanced severance benefits for any of our NEOs that would result from a change in control of JLL. Paid according to the Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and pro-rated bonus based on exit date.

(4)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2019 termination date, resulting in full pro-ration, without applying the individual multiplier.

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Stephanie Plaines

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC -Involuntary Termination
Cash Severance Benefit(2)	$—	$1,519,231	$—	$—	$1,519,231
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$25,214	$—	$—	$25,214
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$1,000,000	$—	$—	$1,000,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$2,063,141	$—	$952,272
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$15,000	$—	$—	$15,000
Total Value of Payments	$—	$2,559,445	$2,063,141	$—	$3,511,717
Notes:
(1)

Assumes the date of termination for Ms. Plaines is December 31, 2019 and the price per share of our common stock on the date of termination is $174.09 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2019). All outstanding unvested restricted stock units held by Ms. Plaines will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan. Other than the severance benefit we describe above, we do not have any additional or enhanced severance benefits for any of our NEOs that would result from a change in control of JLL. Paid according to the Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and full pro-rated bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2019 termination date, resulting in full pro-ration, without applying the individual multiplier.

Patricia Maxson

Element of Compensation	Voluntary Termination(1)	Involuntary Termination (no cause)	Qualified Retirement(2)	Upon Change in Control (CIC)	CIC -Involuntary Termination
Cash Severance Benefit(3)	$—	$1,454,231	$—	$—	$1,454,231
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$7,365	$—	$—	$7,365
Deferred Compensation Balance(4)	$2,421,944	$2,421,944	$2,421,944	$—	$2,421,944
Annual Incentive Awards(5)	$—	$935,000	$—	$—	$935,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$1,516,672	$1,516,672	$1,516,672	$—	$3,579,290
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$15,000	$—	$—	$15,000
Total Value of Payments	$3,938,616	$6,350,212	$3,938,616	$—	$8,412,830
Notes:
(1)

Eligible for retirement and will continue to vest upon termination, except for the January 2019 award, which will forfeit upon retirement. (Under the assumption that a non-solicit waiver has been received.)

(2)

Assumes Dr. Maxson's termination date is December 31, 2019 and the price per share of our common stock on the date of termination is $174.09 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2019). All outstanding unvested restricted stock units held by Dr. Maxson will vest as scheduled, except for the January 2019 award, which will forfeit at time of retirement. In the event of Involuntary Termination at time of CIC, all awards will vest. All outstanding PSUs are included at full payout assuming target performance is achieved, though the PSUs awarded to Dr. Maxson in 2018 are subject to proration on retirement.

(3)

Involuntary termination provides current severance benefits under our Severance Pay Plan. Other than the severance benefit we describe above, we do not have any additional or enhanced severance benefits for any of our NEOs that would result from a change in control of JLL Paid according to the Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and full pro-rated bonus based on exit date.

(4)

Deferred Compensation Balance reflects the value of fully-vested employee contributions to our Nonqualified Deferred Compensation Plan as of December 31, 2019. Specific distribution elections may result in payments over a period and not in a lump sum.

(5)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2019 termination date, resulting in full pro-ration, without applying the individual multiplier.

JLL ❘ 2020 Proxy Statement 51

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Jeff A. Jacobson

Element of Compensation	Voluntary Termination(1)	Involuntary Termination (no cause)	Qualified Retirement(2)	Upon Change in Control (CIC)	CIC -Involuntary Termination
Cash Severance Benefit(3)	$—	$2,719,231	$—	$—	$2,719,231
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$23,514	$—	$—	$23,514
Deferred Compensation Balance(4)	$173,127	$173,127	$173,127	$—	$173,127
Annual Incentive Awards(5)	$—	$2,200,000	$—	$—	$2,200,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$3,636,914	$3,636,914	$3,636,914	$—	$3,797,077
- Cash(6)	$2,441,000	$2,441,000	$2,441,000	$—	$2,441,000
Outplacement Services	$—	$15,000	$—	$—	$15,000
Total Value of Payments	$6,251,041	$11,208,786	$6,251,041	$—	$11,368,949
Notes:
(1)

Eligible for retirement and will continue to vest upon termination. (Under the assumption that a non-solicit waiver has been received.)

(2)

Assumes Mr. Jacobson's termination date is December 31, 2019 and the price per share of our common stock on the date of termination is $174.09 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2019). All outstanding unvested restricted stock units held by Mr. Jacobson will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved, though the PSUs awarded to Mr. Jacobson in 2018 are subject to proration on retirement.

(3)

Involuntary termination provides current severance benefits under our Severance Pay Plan. Other than the severance benefit we describe above, we do not have any additional or enhanced severance benefits for any of our NEOs that would result from a change in control of JLL. Paid according to the Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and full pro-rated bonus based on exit date.

(4)

Deferred Compensation Balance reflects the value of fully-vested employee contributions to our Nonqualified Deferred Compensation Plan as of December 31, 2019. Specific distribution elections may result in payments over a period and not in a lump sum as described within the table.

(5)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2019 termination date, resulting in full pro-ration, without applying the individual multiplier.

(6)

For 2015, 2016, 2017 and 2018, in lieu of restricted stock units under the GEB LTIP, Mr. Jacobson was notionally invested in a weighted average global return for LaSalle’s entire assets under management. The cash amounts will follow the same rules as restricted stock units under the GEB LTIP, however, distribution will follow the LaSalle restrictions. The December 31, 2019 balance of the GEB LTIP is $2,441,000.

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Yishai Lerner

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC -Involuntary Termination
Cash Severance Benefit(2)	$—	$2,994,231	$—	$—	$2,994,231
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$16,223	$—	$—	$16,223
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$2,475,000	$—	$—	$2,475,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$7,097,475	$—	$5,425,515
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$15,000	$—	$—	$15,000
Total Value of Payments	$—	$5,500,454	$7,097,475	$—	$10,925,969
Notes:
(1)

Assumes Mr. Lerner's date of termination is December 31, 2019 and the price per share of our common stock on the date of termination is $174.09 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2019). All outstanding unvested restricted stock units held by Mr. Lerner will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan. Other than the severance benefit we describe above, we do not have any additional or enhanced severance benefits for any of our NEOs that would result from a change in control of JLL. Paid according to the Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and full pro-rated bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2019 termination date, resulting in full pro-ration, without applying the individual multiplier.

Gregory P. O'Brien

Element of Compensation	Voluntary Termination(1)	Involuntary Termination (no cause)	Qualified Retirement(2)	Upon Change in Control (CIC)	CIC -Involuntary Termination
Cash Severance Benefit(3)	$—	$3,104,231	$—	$—	$3,104,231
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$23,713	$—	$—	$23,713
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(4)	$—	$2,585,000	$—	$—	$2,585,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$5,295,296	$5,295,296	$5,295,296	$—	$5,508,904
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$15,000	$—	$—	$15,000
Total Value of Payments	$5,295,296	$11,023,240	$5,295,296	$—	$11,236,848
Notes:

(1)

Eligible for retirement and will continue to vest upon termination. (Under the assumption that a non-solicit waiver has been received.)

(2)

Assumes Mr. O'Brien's termination date is December 31, 2019 and the price per share of our common stock on the date of termination is $174.09 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2019). All outstanding unvested restricted stock units held by Mr. O'Brien will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved, though the PSUs awarded to Mr. O'Brien in 2018 are subject to proration on retirement.

(3)

Involuntary termination provides current severance benefits under our Severance Pay Plan. Other than the severance benefit we describe above, we do not have any additional or enhanced severance benefits for any of our NEOs that would result from a change in control of JLL. Paid according to the Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and full pro-rated bonus based on exit date.

(4)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2019 termination date, resulting in full pro-ration, without applying the individual multiplier.

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Mihir Shah

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC -Involuntary Termination
Cash Severance Benefit(2)	$—	$2,994,231	$—	$—	$2,994,231
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$24,216	$—	$—	$24,216
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$2,475,000	$—	$—	$2,475,000
Long Term Incentive Awards		$—
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$7,097,475	$—	$5,425,515
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$15,000	$—	$—	$15,000
Total Value of Payments	$—	$5,508,447	$7,097,475	$—	$10,933,962
Notes:
(1)

Assumes Mr. Shah's date of termination is December 31, 2019 and the price per share of our common stock on the date of termination is $174.09 (which was the price per share of our Common Stock at the close of trading on the NYSE on December 31, 2019). All outstanding unvested restricted stock units held by Mr. Shah will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan. Other than the severance benefit we describe above, we do not have any additional or enhanced severance benefits for any of our NEOs that would result from a change in control of JLL. Paid according to the Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and full pro-rated bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2019 termination date, resulting in full pro-ration, without applying the individual multiplier.

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Chief Executive Officer pay ratio disclosure

Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. As a global organization, we had approximately 93,400 employees operating in over 80 countries at the end of 2019 (with approximately 65,000 outside the U.S.). Our objective is to provide competitive compensation commensurate with each employee’s position and geographic location. The following outlines our methodology for computing the ratio and the results of our analysis:

We determined that we could use the employee population identified in our 2018 proxy statement because there has been no substantive change in our employee population or our employee compensation arrangements since then, excluding the impact of our July 2019 acquisition of HFF, Inc. and the addition of its 1,026 employees to the JLL workforce in 2019, which we excluded from the determinations required in identifying our median employee in accordance with SEC rules. Due to these relatively stable variables, we believe that using the population in last year’s proxy statement would not result in a significant change in our pay ratio disclosure. The compensation for the median employee identified last year changed during 2019 in a manner that would significantly impact the pay ratio disclosure, so in accordance with SEC rules, we selected the next employee from last year’s population who had substantially similar compensation to the original median employee in 2016.

In 2017, we used the procedures described below to identify the median employee:

We used total cash compensation, as it represents a compensation measure consistently applied to all employees. The majority of our employees receive a base salary (paid on an hourly, weekly, biweekly, or monthly basis) and some are eligible for commissions or an annual cash bonus. Other remuneration (such as stock) is not used for large portions of our employee population. As a result, we believe that total cash compensation provides an accurate depiction of total earnings for the purpose of identifying our median employee.

We identified our median employee from our employee population at October 1, 2017, on which date we had a total of 76,874 employees (22,925 in the U.S. and 53,949 outside the U.S.). In doing so, we utilized 2016 compensation data (and therefore did not consider the compensation of employees who were not employed by us for all of 2016). We elected to use 2016 compensation data because of the time required to gather payroll data from over 52 external payroll providers. In addition, we determined that our employee population mix and distribution (geographic and otherwise) and employee compensation arrangements had not changed significantly from 2016. Further, as part of our methodology under the "de minimis" exemption, we excluded a total of 2,743 non-U.S. employees (approximately 3.6% of our total workforce) in 30 countries, as set forth in further detail on Annex B.

After identifying the median employee, we calculated the median employee’s 2019 compensation. We identified and included the elements of such compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (including personal benefits that aggregated less than $10,000). We also included the estimated cost to us of health benefits to the median employee under non-discriminatory benefit plans. We used the same methodology to calculate the compensation of our Chief Executive Officer (although our Chief Executive Officer does not participate in our non-discriminatory health plans because of the coverage he receives in Germany, where he is located). Using these calculations, our median employee received approximately $106,000 in compensation in 2019 and our Chief Executive Officer received $9,298,663, which yields a pay ratio of 87:1.

As discussed above, we used reasonable estimates, assumptions, and methodologies to identify the median employee and calculate the pay ratio presented. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates, and assumptions, the above disclosure may not be comparable to the pay ratio disclosure provided by other companies.

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Security
Ownership

Security ownership by Directors and management	58
Security ownership by certain other beneficial owners	59
Certain relationships and related transactions	59

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Security ownership by Directors and management

The following table provides information about the beneficial ownership of our common stock, which constitutes JLL’s only outstanding voting security, as of April 3, 2020, our Record Date, by:

●

Each Director and Director nominee of JLL;

●

Each of the Named Executive Officers; and

●

The Directors, Director nominees and executive officers of JLL as a group.

On April 3, 2020, there were 51,627,852 voting shares of common stock outstanding.

The table includes shares that the indicated individual had the right to acquire within 60 days after April 3, 2020. It also includes shares the receipt of which certain of our Directors have deferred under a deferred compensation program described above under “Non-Executive Director compensation.” The table does not include unvested restricted stock units issued under the existing Stock Award and Incentive Plans unless they vest within 60 days after April 3, 2020, since such units do not carry voting or investment power. Unless otherwise indicated in the footnotes, all of such interests are owned directly and the indicated person or entity has sole voting and dispositive power with respect to the interests.

Names of Beneficial Owners (1)	Shares of Common Stock Beneficially Owned
	Number(2)	Percent of Class (%)
Directors:
Hugo Bagué	15,955	*
Matthew Carter, Jr.	269	*
Samuel A. Di Piazza, Jr.	9,116	*
Ming Lu	12,929	*
Bridget Macaskill	3,184	*
Deborah H. McAneny	9,988	*
Siddharth (Bobby) Mehta	0	*
Martin H. Nesbitt	2,674	*
Jeetendra (Jeetu) I. Patel	0	*
Sheila A. Penrose	50,034	*
Ann Marie Petach	3,607	*
Christian Ulbrich	64,481	*
Named Executive Officers:
Stephanie Plaines	425	*
Patricia Maxson	11,627	*
Yishai Lerner	2,663	*
Jeff A. Jacobson (3)	46,153	*
Gregory P. O’Brien	27,775	*
Mihir Shah	2,663	*
All Directors, Director nominees and executive officers as a group (25 persons)	317,608	*

*

Less than 1%

(1)

The address of each person is c/o Jones Lang LaSalle Incorporated, 200 East Randolph Drive, Chicago, Illinois 60601.

(2)

Under SEC rules, “beneficial ownership” for purposes of this table takes into account shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by vesting of restricted stock units) and is different from beneficial ownership for purposes of Section 16 of the 1934 Act, which may result in a number that is different from the beneficial ownership number reported in forms filed pursuant to Section 16.

(3)

10,686 of the shares listed are held by Mr. Jacobson as trustee of the Jeff A. Jacobson 1996 Trust and 25,000 of the shares listed are held by Mr. Jacobson as beneficiary of the Marian S. Jacobson 1996 Trust.

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Security ownership by certain other beneficial owners

The following table displays information about persons we know were the beneficial owners of more than 5% of our issued and outstanding common stock as of December 31, 2019.

Names of Beneficial Owners	Shares of Common Stock Beneficially Owned
	Number	Percent of Class (%)
The Vanguard Group(1)	7,637,157	14.81%
BlackRock, Inc.(2)	5,828,199	11.3%
Generation Investment Management LLP(3)	4,777,332	9.3%

(1)

Based solely on information in a Schedule 13G/A filed on February 11, 2020 by The Vanguard Group. The Vanguard Group has sole voting power with regard to 36,380 shares, shared voting power with regard to 11,111 shares, sole dispositive power with regard to 7,593,950 shares, and shared dispositive power with regard to 43,207 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(2)

Based solely on information in a Schedule 13G/A filed on February 4, 2020 by BlackRock, Inc. BlackRock has sole voting power with regard to 5,417,877 shares and sole dispositive power with regard to 5,828,199 shares. The address of BlackRock, Inc. is 55 East 52nd St., New York, NY 10055.

(3)

Based solely on information in a Schedule 13G/A filed on February 14, 2020 by Generation Investment Management LLP, together with its affiliates, Generation Investment Management US LLP, Generation IM Fund plc, and Generation IM Global Equity Fund LLC. Generation Investment Management has sole voting power with regard to 35,473 shares and shared voting power with regard to 4,741,859 shares. Generation Investment Management has sole dispositive power with regard to 35,473 shares and shared dispositive power with regard to 4,741,859 shares. The address of Generation Investment Management LLP is 20 Air Street, 7th Floor, London W1B 5AN, United Kingdom.

Certain relationships and related transactions

Since January 1, 2019, JLL did not participate in any transactions involving any of our executive officers, Directors, beneficial owners of more than 5% of JLL’s common stock, or an immediate family member of any such person that are required to be described pursuant to Item 404(a) of SEC Regulation S-K.

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Audit
Matters

Proposal 3 – Ratification of appointment of independent registered public accounting firm	62
Information about our independent registered public accounting firm	62
Audit and non-audit fees	62
Pre-approval of audit and permitted non-audit services of the independent registered public accounting firm	63
Audit committee report	63

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Proposal 3 – Ratification of appointment of independent registered public accounting firm

The Audit Committee has appointed the firm of KPMG LLP as JLL’s independent registered public accounting firm for 2020, and we are asking our shareholders to ratify this appointment. Although we are not required to seek shareholder ratification, the Board believes that doing so is consistent with corporate governance best practices. If the selection of KPMG LLP is not ratified, the Audit Committee will explore the reasons for shareholder rejection and will reconsider whether to retain KPMG LLP, but may, nonetheless, retain KPMG LLP as JLL’s independent registered public accounting firm. The Audit Committee retains the right to appoint a different independent registered public accounting firm at any time during 2020 for any reason.

The Board recommends you vote FOR ratification of the appointment of KPMG LLP as JLL’s independent registered public accounting firm for 2020.

Information about our independent registered public accounting firm

For a number of years, KPMG LLP has been the independent registered public accounting firm that audits the financial statements of JLL and most of our subsidiaries. JLL expects that representatives of KPMG LLP will attend the Annual Meeting and may make a statement. Such representatives will be available to respond to appropriate questions.

Audit and non-audit fees

The following table presents fees for the professional services that KPMG LLP rendered for the audit of JLL’s annual financial statements (including auditing our internal controls over financial reporting for purposes of Section 404 of the Sarbanes-Oxley Act of 2002), audit-related fees, tax fees, and fees billed for other services during 2019 and 2018.

Fees for the Year Ended on December 31	2019 ($ in thousands)	2018 ($ in thousands)
Audit fees	$8,833	$8,337
Audit-related fees	$1,280	$1,135
Tax fees	$139	$188
All other fees	$0	$0
Total	$10,252	$9,660

Audit fees

These amounts represent fees paid to KPMG LLP for services necessary to perform an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and quarterly reviews of JLL’s consolidated financial statements. This includes fees for review of the tax provision and fees for accounting consultations on matters reflected in the consolidated financial statements. Audit fees also include services required by statute or regulation (foreign or domestic), such as comfort letters, consents, reviews of SEC filings, and statutory audits in non-U.S. locations.

Audit-related fees

Audit-related fees consist of fees for employee benefit plan audits, accounting consultation on proposed transactions, internal control-related matters, and services not required by statute or regulation.

Tax fees

Tax fees consist of fees for tax compliance, tax planning, and tax advice. Tax planning and tax advice encompasses a diverse range of services, including consultation, research, and assessment of tax planning initiatives, assistance with tax audits and appeals, employee benefit plans, and requests for rulings or technical advice from taxing authorities.

All other fees

All other fees would consist of fees for all other non-audit services. There were no such services provided in 2018 or 2019.

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Pre-approval of audit and permitted non-audit services of the independent registered public accounting firm

The Audit Committee has established a policy for pre-approval of audit and permitted non-audit services by the independent registered public accounting firm. At each of its meetings, the full Audit Committee considers, and approves or rejects, any proposed services and fee estimates that are presented by management. The Audit Committee has designated its Chairman to consider approval of services arising between meetings that were not pre-approved. Services approved by the Chairman are ratified by the full Audit Committee at its next regular meeting. For each proposed service, the independent registered public accounting firm provides supporting documentation detailing the service and an estimate of costs. During 2019, the Audit Committee pre-approved all services performed by the independent registered public accounting firm.

Audit committee report

As more particularly described above under “Corporate governance principles and Board matters,” the Audit Committee of the Board is responsible for providing independent, objective oversight of JLL’s accounting functions and internal and disclosure controls. The Audit Committee is composed of five Directors, each of whom is independent as defined by applicable Securities and Exchange Commission rules and by the New York Stock Exchange listing standards in effect at the time this Proxy Statement was mailed. The Audit Committee operates under a written charter, which has been approved by the Board of Directors and is available on our website.

Management is responsible for JLL’s internal and disclosure controls and its financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of JLL’s consolidated financial statements and the effective operation of internal controls over financial reporting, all in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2019, audited financial statements, as well as JLL’s internal controls over financial reporting, for which an attestation by such firm is required under Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee also discussed with KPMG LLP its evaluation of the accounting principles, practices and judgments applied by management, and any items required to be communicated by KPMG LLP in accordance with regulations promulgated by the SEC and the PCAOB. The Audit Committee also received written disclosures from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with KPMG LLP that firm’s independence under the relevant standards. The Audit Committee also reviewed the selection, application and disclosure of our critical accounting policies pursuant to SEC Financial Release No. 60, “Cautionary Advice Regarding Disclosure of Critical Accounting Policies.”

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in JLL’s Annual Report on Form 10-K for the year ended December 31, 2019, which has been filed with the SEC.

The Audit Committee
Ann Marie Petach (Chairman)
Matthew Carter, Jr.
Bridget Macaskill
Siddharth N. Mehta
Martin H. Nesbitt
Jeetendra I. Patel
Sheila A. Penrose

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Additional
Information

Questions and answers about the proxy materials and our 2020 Annual Meeting	66
Why am I receiving these materials?	66
What items of business will be voted on at the Annual Meeting and what is the voting requirement for each?	66
How many shares must be present or represented to conduct business at the Annual Meeting?	67
How can I attend the Annual Meeting?	67
How can I vote my shares in person at the Annual Meeting?	67
How can I vote my shares without attending the Annual Meeting?	67
What shares may I vote?	67
May I change my vote or revoke my proxy?	67
What happens if I sign my proxy card but do not give specific voting instructions?	68
What happens if a Director does not receive a majority of the votes cast?	68
Why is JLL making these materials available over the Internet rather than mailing them?	68
How can I have printed copies of the proxy materials mailed to me?	68
What is householding?	68
Why did I receive more than one set of voting materials?	68
Where can I find the voting results of the Annual Meeting?	68
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?	69
Who will pay the cost of this proxy solicitation?	69

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Questions and answers about the proxy materials and our 2020 Annual Meeting

When	Where	Record Date
Thursday, May 28, 2020 9:00 a.m., Central Time	JLL Chicago Office 200 E. Randolph Drive Chicago, Illinois 60601	Shareholders as of April 3, 2020 are entitled to vote

Important information regarding meeting attendance and location

JLL is actively monitoring coronavirus (COVID-19) developments, related guidance issued by public health authorities, and the protocols imposed by federal, state, and local governments. The health and well-being of our employees and shareholders are paramount. If it is determined that a change in the date, time or location of the 2020 Annual Meeting of Shareholders or a change to a virtual meeting format is advisable or required, an announcement of such changes will be made as promptly as possible through a press release and on the Investor Relations page of our website at www.ir.jll.com. If you are planning to attend our meeting, please check the website regularly.

Why am I receiving these materials?

The Board is providing these proxy materials to you in connection with our 2020 Annual Meeting of Shareholders. As one of our shareholders on the Record Date, you are invited to attend the Annual Meeting and to vote on each of the matters we describe in this Proxy Statement.

What items of business will be voted on at the Annual Meeting and what is the voting requirement for each?

The table below details information regarding the proposals to be voted on at the Annual Meeting, the Board’s recommendation on how to vote on each proposal, the votes required to approve each proposal, and the effect of abstentions and broker non-votes.

Proposal	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effects of Abstentions	Effect of Broker Non-Votes*

Proposal 1: Election of twelve Directors identified in this Proxy Statement to serve one-year terms until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified

	For, Against or Abstain on each nominee	FOR each nominee	Majority of votes cast with respect to each nominee	No effect	No effect
Proposal 2: Approval, by non-binding vote, of named executive officer compensation	For, Against or Abstain	FOR	Majority of votes cast	No effect	No effect
Proposal 3: Ratification of appointment of KPMG LLP as JLL’s independent registered public accounting firm for the year ending December 31, 2020	For, Against or Abstain	FOR	Majority of votes cast	No effect	N/A: brokers have discretion to vote without instructions
* See “What happens if I sign my proxy card but do not give specific voting instructions?” for an explanation of the term “broker non-vote.”

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How many shares must be present or represented to conduct business at the Annual Meeting?

We will have a quorum to hold the Annual Meeting and transact business if holders of a majority of shares of our common stock that are issued and outstanding and entitled to vote are present in person or represented by proxy.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a JLL shareholder as of the Record Date or you hold a valid proxy from such a shareholder. You should be prepared to present a photo ID for admission. In addition, if you hold your shares through a broker, trustee or nominee (known as holding shares “in street name”), you must provide proof of beneficial ownership on the Record Date, such as your most recent account statement or a copy of the voting instruction card furnished to you.

How can I vote my shares in person at the Annual Meeting?

You may vote in person at the Annual Meeting those shares you hold in your name as the shareholder of record. If you want to vote in person at the Annual Meeting the shares you hold beneficially in street name, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions as described below so that your vote will be counted if your plans change.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. Shareholders may deliver their proxies either:

●

Online at www.proxyvote.com;

●

By telephone (please see your proxy card for instructions); or

●

By requesting, completing and submitting a signed paper proxy card (please see your Notice of Internet Availability for instructions).

What shares may I vote?

Only shareholders of record of JLL’s common stock at the close of business on Friday, April 3, 2020—the Record Date—are entitled to notice of, and to vote at, the Annual Meeting. For the purpose of determining whether a quorum is present at the Annual Meeting, we will count shares of our common stock represented in person or by properly executed proxy. Each share is entitled to one vote for as many individuals as there are Directors to be elected, and one vote on all other matters. As of the Record Date, there were 51,627,852 voting shares of common stock outstanding.

May I change my vote or revoke my proxy?

You may change your vote at any time prior to the vote at the Annual Meeting. If you are the shareholder of record, you may change your vote by:

●

Granting a new proxy bearing a later date (which automatically revokes the earlier proxy);

●

Providing written notice that you wish to revoke your proxy; or

●

Attending the Annual Meeting and voting in person.

A written notice of revocation must be sent to our Corporate Secretary at our principal executive office. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you hold your shares in street name, you may change your vote by:

●

submitting new voting instructions to your broker, trustee or nominee; or

●

attending the Annual Meeting and voting in person, but only if you have a legal proxy from your broker, trustee, or nominee giving you the right to vote your shares.

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What happens if I sign my proxy card but do not give specific voting instructions?

If you hold shares in your own name and you submit a proxy without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement, and in their discretion should any other matters be presented at the Annual Meeting.

If you hold shares in street name and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will not have the authority to exercise discretion to vote your shares on any proposal other than the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2020. This is commonly called a “broker non-vote.”

What happens if a Director does not receive a majority of the votes cast?

Under our By-Laws, if a Director does not receive the vote of at least the majority of the votes cast, that Director must promptly tender a resignation to the Board. For more information, see “How we select Directors—Majority voting” on page 17.

Why is JLL making these materials available over the Internet rather than mailing them?

Under the SEC’s “Notice and Access Rule,” we may furnish proxy materials electronically rather than mailing printed copies to each shareholder. Electronic delivery helps us meet our sustainability goals and also saves significant postage, printing, and processing costs. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one. Instead, the Notice of Internet Availability explains how to access and review our proxy materials online and how to access your proxy card to vote your shares.

How can I have printed copies of the proxy materials mailed to me?

If you received a Notice of Internet Availability by mail and you would prefer to receive a printed copy of our proxy materials, including a paper proxy card, please follow the instructions included in the Notice of Internet Availability.

What is householding?

As permitted by SEC rules, to the extent we are delivering paper copies of our proxy materials, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address unless the shareholders have notified us of their desire to receive individual copies. This is known as “householding.” We will promptly deliver a separate copy of the Proxy Statement to any shareholder who requests one. Requests for additional copies for the current year or future years should be directed to our Corporate Secretary at our principal executive office. If you share an address with other shareholders and currently receive multiple copies of the Proxy Statement, you may request that only a single copy be mailed in the future. Record holders can make such a request by contacting Computershare by phone at +1.866.210.8055 or by mail at 462 South Fourth Street, Louisville, Kentucky 40202. Beneficial owners should contact their bank, broker, or other nominee.

Why did I receive more than one set of voting materials?

If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each account. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability. Please vote each proxy you receive, since each one represents different shares that you own.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Form 8-K filing with the SEC within four business days after the Annual Meeting.

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What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?

Shareholder proposals intended to be presented at the 2021 annual meeting and included in JLL’s proxy statement and form of proxy relating to that annual meeting pursuant to Rule 14a-8 under the 1934 Act must be received by JLL at our principal executive office by December 18, 2020.

Our By-Laws require that any proposals made outside of Rule 14a-8 must be submitted to our Corporate Secretary at our principal executive office between January 28, 2021 and February 27, 2021. In addition, any shareholder intending to nominate a candidate for election to the Board at the 2021 annual meeting must give timely written notice to our Corporate Secretary at our principal executive office between January 28, 2021 and February 27, 2021.

Shareholders may, subject to and in accordance with our By-Laws, recommend director candidates for consideration by the Nominating and Governance Committee. The recommendation must be delivered to our Corporate Secretary, who will forward the recommendation to the Nominating and Governance Committee for consideration.

Our “Proxy Access for Director Nominations” bylaw permits a shareholder, or a group of up to 20 shareholders, owning at least 3% of JLL’s outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director nominees constituting up to two individuals or 20% of the Board (whichever is greater), provided that the shareholder and the nominee(s) satisfy the requirements set forth in our By-Laws. We must receive a shareholder’s notice to nominate a director using JLL’s proxy materials between November 18, 2020 and December 18, 2020. Such notice should be addressed to the Corporate Secretary at our principal executive office and contain the information required by our By-Laws under Article III, Section 15.

Who will pay the cost of this proxy solicitation?

This solicitation is made by the Board on behalf of JLL. JLL will pay the cost of soliciting proxies. We have hired D.F. King & Co., Inc. to assist us in the solicitation of votes. We will pay D.F. King a fee of $9,500 plus customary costs and expenses for their services. We have agreed to indemnify D.F. King against certain liabilities arising out of or in connection with their services.

Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy and solicitation materials to shareholders. In addition, certain JLL officers and employees, who will receive no additional compensation for their services, may solicit proxies.

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Annexes

Annex A Reconciliation of GAAP and Non-GAAP Financial Measures	72
Non-GAAP financial measures	72
Adjustments to GAAP financial measures used to calculate non-GAAP financial measures	72
Reconciliation of non-GAAP financial measures	73
Reconciliation of AIP financial measures	74
Annex B Pay ratio excluded employees	76

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Annex A Reconciliation of GAAP and Non-GAAP Financial Measures

Non-GAAP financial measures

JLL reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP or referred to herein as reported). However, management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include the following:

(i)

Fee revenue and Fee-based operating expenses,

(ii)

Adjusted EBITDA attributable to common shareholders (Adjusted EBITDA) and Adjusted EBITDA margin, and

(iii)

Adjusted net income attributable to common shareholders and Adjusted diluted earnings per share.

However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with GAAP. Any measure that eliminates components of a company’s capital structure, cost of operations or investment or other results has limitations as a performance measure. In light of these limitations, management also considers GAAP financial measures and does not rely solely on non-GAAP financial measures. Because JLL's non-GAAP financial measures are not calculated in accordance with GAAP, they may not be comparable to similarly titled measures used by other companies.

Adjustments to GAAP financial measures used to calculate non-GAAP financial measures

Gross Contract Costs represent certain costs associated with client-dedicated employees as well as third-party vendors and subcontractors, and are indirectly reimbursed through the fee we receive. These costs are presented on a gross basis in Operating expenses with the corresponding fee in Revenue before reimbursements. However, as we generally earn little to no margin on such costs, excluding gross contract costs from both Fee revenue and Fee-based operating expenses more accurately reflects how we manage our expense base and operating margins and also enables a more consistent performance assessment across a portfolio of contracts with varying payment terms and structures, including those with direct versus indirect reimbursement of such costs.

Net Non-Cash Mortgage Servicing Rights (MSR) and Mortgage Banking Derivative Activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period that net servicing income is projected to be received. Non-cash derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity are calculated as the estimated fair value of loan commitments and subsequent changes thereto, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated net cash flows over the estimated mortgage servicing periods. Such activity is reported entirely within Revenue of the Capital Markets service line of the Americas segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how we manage and evaluate performance because the excluded activity is non-cash in nature.

Change in estimated liability associated with Tax Cuts and Job Act reflects the transition tax on the deemed repatriated earnings of foreign subsidiaries and the re-measurement of U.S. deferred tax assets. Activity in 2018 and 2019 represented changes to the provisional amounts recorded in 2017. Such activity is excluded as the amount relates predominantly to accumulated foreign earnings, net of tax credits, realized over many years, with cash obligations to be paid over eight years beginning in 2019. Therefore, these amounts are not considered indicative of core operating results.

Restructuring and Acquisition Charges primarily consist of: (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership, or transformation of business processes; (ii) acquisition and integration-related charges, including fair value adjustments, which are generally non-cash in the periods such adjustments are made, to assets and liabilities recorded in purchase accounting, such as earn-out liabilities and intangible assets; and (iii) lease exit charges. Such activity is excluded as the amounts are generally either non-cash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. Restructuring and acquisition charges are excluded from segment operating results and therefore not a line item in the segments’ reconciliation to Adjusted EBITDA.

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Amortization of Acquisition-Related Intangibles, primarily composed of the estimated fair value ascribed at closing of an acquisition to assets such as acquired management contracts, customer backlog and relationships and trade name, is more notable following our increase in acquisition activity in recent years. Such non-cash activity is excluded as the change in period-over-period activity is generally the result of longer-term strategic decisions and therefore not necessarily indicative of core operating results.

Gain on Disposition reflects the net gain recognized on the sale of a business in the Asia Pacific reporting segment in 2018. Given the low frequency of business disposals by JLL, historically, the gain directly associated with such activity is excluded as it is not considered indicative of core operating performance.

Reconciliation of non-GAAP financial measures

Below are the reconciliations of revenue to fee revenue and operating expenses to fee-based operating expenses.

($ in millions)	Year Ended December 31,
	2019	2018
Revenue	$17,938.2	$16,318.4
Reimbursements	(7,952.6)	(7,228.9)
Revenue before reimbursements	10,030.6	9,089.5
Gross contract costs	(2,870.2)	(2,595.0)
Net non-cash MSR and mortgage banking derivative activity	(21.2)	(8.3)
Fee revenue	$7,139.2	$6,486.2
Operating expenses	$17,267.8	$15,611.5
Reimbursed expenses	(7,952.6)	(7,228.9)
Gross contract costs	(2,870.2)	(2,595.0)
Fee-based operating expenses	$6,445.0	$5,787.6

Below are (i) a reconciliation of Net income attributable to common shareholders to EBITDA and Adjusted EBITDA, (ii) the Net income margin attributable to common shareholders, and (iii) the Adjusted EBITDA margin (presented on a local currency and fee-revenue basis).

($ in millions)	Year Ended December 31,
	2019	2018
Net income attributable to common shareholders	$534.4	$484.1
Add:
Interest expense, net of interest income	56.4	51.1
Provision for income taxes	159.7	214.3
Depreciation and amortization	202.4	186.1
EBITDA	$959.2	$935.6
Adjustments:
Restructuring and acquisition charges	184.4	38.8
Gain on disposition	—	(12.9)
Net non-cash MSR and mortgage banking derivative activity	(21.2)	(8.3)
Adjusted EBITDA	$1,116.1	$953.2
Net income margin attributable to common shareholders	5.3%	5.3%
Adjusted EBITDA margin	15.5%	14.7%

JLL ❘ 2020 Proxy Statement 73

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Below is a reconciliation of Net income attributable to common shareholders to Adjusted net income attributable to common shareholders and the components of adjusted diluted earnings per share.

($ in millions, except per share data)	Year Ended December 31,
	2019	2018
Net income attributable to common shareholders	$534.4	$484.1
Diluted shares (in thousands)	49,154	45,931
Diluted earnings per share	$10.87	$10.54
Net income attributable to common shareholders	$534.4	$484.1
Adjustments:
Restructuring and acquisition charges	184.4	38.8
Net non-cash MSR and mortgage banking derivative activity	(21.2)	(8.3)
Amortization of acquisition-related intangibles	44.8	29.4
Gain on disposition	—	(12.9)
Change in estimated liability	(4.3)	47.0
Tax impact of adjusted items	(45.6)	(15.5)
Adjusted net income attributable to common shareholders	$692.5	$562.6
Diluted shares (in thousands)	49,154	45,931
Adjusted diluted earnings per share	$14.09	$12.25

Reconciliation of AIP financial measures

For purposes of the CD&A, below is a reconciliation of Net income attributable to common shareholders to EBITDA and AIP Adjusted EBITDA, which is a non-GAAP financial measure used by the Compensation Committee in determining executive compensation.

($ in millions)	Year Ended December 31, 2019
Net income attributable to common shareholders	$534.4
Add:
Interest expense, net of interest income	56.4
Provision for income taxes	159.7
Depreciation and amortization	202.4
EBITDA	$952.9
Adjustments:
Qualifying restructuring and acquisition charges(1)	28.4
Net impact of HFF	9.1
Net non-cash MSR and mortgage banking derivative activity (excluding HFF)	(26.1)
AIP Adjusted EBITDA	$964.3
(1) Represents the portion of the $184.4 million total Restructuring and acquisition charges for the year ended December 31, 2019, which the Compensation Committee adds back in the calculation.

jll.com	JLL ❘ 2020 Proxy Statement 74

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For purposes of the CD&A, below is a reconciliation of Segment operating income for the year ended December 31, 2019 to the segment operating income for the year ended December 31, 2019, which is the basis of AIP Adjusted Operating Income - Americas and AIP Adjusted Operating Agreement Income - LaSalle, which are non-GAAP financial measures used by the Compensation Committee in determining executive compensation.

($ in millions)	Americas	EMEA	Asia Pacific	LaSalle	Consolidated
Segment operating income	$611.4	$47.0	$127.3	$114.1	$899.8
Less: Net non-cash MSR and mortgage banking derivative activity	(21.2)	—	—	—	(21.2)
Less: Operating Income contributed by HFF	(91.9)	—	—	—	(91.9)
Reallocation of overhead	(12.7)	7.1	(0.8)	6.4	—
AIP Adjusted Operating Income for the year ended December 31, 2019	$485.6	$54.1	$126.5	$120.5	$786.7

JLL ❘ 2020 Proxy Statement 75

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Annex B Pay ratio excluded employees

Country	Number of Employees
Argentina	153
Bangladesh	17
Brazil	518
Chile	40
Columbia	63
Costa Rica	87
Czech Republic	4
Ecuador	3
Egypt	10
Hungary	2
Israel	48
Kazakhstan	1
Kenya	13
Malaysia	499
Mauritius	3
Mexico	249
Oman	4
Pakistan	5
Panama	25
Peru	21
Philippines	568
Poland	43
Romania	2
Serbia	1
South Africa	99
Sri Lanka	51
Switzerland	35
Ukraine	12
Uruguay	7
Vietnam	160

jll.com	JLL ❘ 2020 Proxy Statement 76

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JLL LISTED NYSE

20

JLL

Copyright 2019 Jones Lang LaSalle IP, Inc. | jll.com

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JLL®

JONES LANG LASALLE INCORPORATED
200 E. RANDOLPH DR.
CHICAGO, IL 60601

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92139-P34388 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JONES LANG LASALLE INCORPORATED

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Twelve Directors

Nominees:	For	Against	Abstain
1a. Hugo Bagué	☐	☐	☐
1b. Matthew Carter, Jr.	☐	☐	☐
1c. Samuel A. Di Piazza, Jr.	☐	☐	☐
1d. Ming Lu	☐	☐	☐
1e. Bridget Macaskill	☐	☐	☐
1f. Deborah H. McAneny	☐	☐	☐
1g. Siddharth N. Mehta	☐	☐	☐
1h. Martin H. Nesbitt	☐	☐	☐
1i. Jeetendra I. Patel	☐	☐	☐
1j. Sheila A. Penrose	☐	☐	☐
1k. Ann Marie Petach	☐	☐	☐
1l. Christian Ulbrich	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Non-binding, advisory "say-on-pay" vote approving executive compensation	☐	☐	☐
3. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees for director, FOR "say-on-pay", and FOR the ratification of the appointment of KPMG, and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com.

E92140-P34388

JONES LANG LASALLE INCORPORATED
Annual Meeting of Shareholders
May 28, 2020 9:00 A.M., CDT
This proxy is solicited by the Board of Directors

The 2020 Annual Meeting of Shareholders of Jones Lang LaSalle Incorporated will take place on Thursday, May 28, 2020, beginning at 9:00 A.M., CDT, at the offices of our Company located at 200 E. Randolph Street, Chicago, IL 60601. The undersigned hereby appoints Christian Ulbrich and Alan K. Tse, and each of them, with full power of substitution, to represent the undersigned and as proxies to vote all the Common Stock of Jones Lang LaSalle Incorporated which the undersigned has power to vote, with all powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders to be held on May 28, 2020, or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees for director, FOR proposals 2 and 3, and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting.

Continued and to be signed on reverse side